UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                                          Investment Company Act file number_811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:_(650) 312-2000

Date of fiscal year end:_2/28

Date of reporting period: _02/28/14

Item 1. Reports to Stockholders.

FEBRUARY 28, 2014

ANNUAL REPORT AND SHAREHOLDER LETTER

Sign up for electronic delivery at **franklintempleton.com/edelivery**

TAX-FREE INCOME

FRANKLIN TAX-FREE TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Annual Report		Franklin Kentucky		Financial Highlights and
		Municipal Bond Market		Tax-Free Income Fund	36	Statements of Investments	92
		Overview	4	Franklin Louisiana		Financial Statements	152
		Investment Strategy and		Tax-Free Income Fund	43	Notes to Financial Statements	165
		Manager’s Discussion	6	Franklin Maryland		Report of Independent
		Franklin Alabama		Tax-Free Income Fund	52	Registered Public
		Tax-Free Income Fund	7	Franklin Missouri		Accounting Firm	183
		Franklin Florida		Tax-Free Income Fund	62	Tax Information	184
		Tax-Free Income Fund	17	Franklin North Carolina		Board Members and Officers	185
		Franklin Georgia		Tax-Free Income Fund	72
						Shareholder Information	190
		Tax-Free Income Fund	27	Franklin Virginia
				Tax-Free Income Fund	82

Annual Report

Municipal Bond Market Overview

For the 12-month period ended February 28, 2014, the municipal bond market declined in value. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, had a -0.21% total return for the 12-month period.1, 2 In comparison, the Barclays U.S. Treasury Index had a 12-month return of -0.88%.1, 2

Municipal bond and Treasury markets suffered steep declines beginning in late May 2013 following comments by Federal Reserve Board (Fed) Chairman Ben Bernanke that the Fed could begin tapering its bond buying in the coming months. Fears of declining bond prices increased when minutes from the Fed’s July meeting included more discussion of tapering. Municipal bond mutual funds experienced persistent, large outflows that accelerated during August. Selling in the Treasury and municipal bond markets caused yields on longer term bonds to rise faster than yields on shorter maturity bonds in both markets, but the yield difference was more pronounced for municipal bonds. Because bond prices move in the opposite direction from yields, the yield changes led to two significant developments during the sell-off — municipal bonds underperformed Treasury bonds, and longer term municipal bonds fared worse than shorter term municipal bonds. At its September meeting, the Fed decided to maintain its monthly level of bond purchases and wait for more evidence of sustained economic growth before tapering. Investors welcomed the news, and the municipal bond market posted positive returns for the month. At its December meeting, the Fed announced it would modestly reduce the pace of its bond buying program beginning in January 2014 while maintaining historically low interest rates. Municipal bond and Treasury markets showed little reaction to the news initially, but prices in both markets increased substantially during the first two months of 2014.

Other factors contributed to municipal bond price declines during the period under review. Several headline stories shook investor confidence in the municipal bond asset class. The City of Detroit, Michigan, filed for bankruptcy, the largest municipal bankruptcy filing in U.S. history. Independent credit rating agencies Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded Puerto Rico general obligation debt to below investment grade. The City of Chicago suffered a three-notch downgrade by Moody’s. In addition, reports from rating agencies and research organizations mentioned underfunded pensions that could affect the fiscal stability of several states and large municipalities. Bonds issued by

4 | Annual Report

municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception. As Puerto Rico debt traded at higher yields than similarly rated taxable securities, nontraditional buyers entered the market. Despite the entrance of these new buyers, Puerto Rico bonds experienced particularly poor performance and highly volatile trading. Puerto Rico bonds had a -16.99% total return for the reporting period, as measured by the Barclays Puerto Rico Municipal Bond Index.1, 2

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 5

Investment Strategy and

Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Franklin Alabama Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Alabama Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Alabama Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.91 on February 28, 2013, to $11.18 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 42.74 cents per share for the same period.2 The Performance Summary beginning on page 11 shows that

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 94.

Annual Report | 7

Dividend Distributions*
Franklin Alabama Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C
March	3.48	2.92
April	3.38	2.82
May	3.38	2.82
June	3.38	2.84
July	3.38	2.84
August	3.48	2.94
September	3.56	3.07
October	3.74	3.25
November	3.74	3.25
December	3.74	3.25
January	3.74	3.25
February	3.74	3.25
Total	42.74	36.50

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.84% based on an annualization of the 3.74 cent per share February dividend and the maximum offering price of $11.68 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Alabama personal income tax bracket of 46.42% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.17% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary.

State Update

Alabama’s economic recovery lagged the nation’s during the period under review. The housing market struggled as home prices remained relatively flat and issuance of new construction permits hovered near historical lows. Nonetheless, business sentiment remained positive and sales tax collections increased. For the 12-month period, the state added jobs at a relatively tepid rate, resulting partly from prolonged weakness in the information, mining and logging, and government sectors. In contrast, the leisure and hospitality, manufacturing and financial activities sectors exhibited solid job growth. Alabama’s unemployment rate declined to a five-year low in December and ended the period at 6.4%, which was lower than the 6.7% national average.3

8 | Annual Report

Alabama has two major operating funds — the Education Trust Fund (ETF), the main funding source for education programs, and the general fund, the primary funding source for Medicaid and other non-education government programs. The state ended fiscal year 2013 on September 30 with record revenue collections, because some of the biggest revenue sources, including individual income tax, experienced strong growth. The enacted fiscal year 2014 budget was based on modest revenue growth for the ETF and general fund, with both funds using nonrecurring revenues. While the enacted ETF budget included spending increases for pre-kindergarten programs and raises for teachers and school support staff, the enacted general fund budget provided relatively flat funding for most programs.

The state’s net-tax supported debt was 2.5% of personal income and $867 per capita, compared with the national medians of 2.8% and $1,074.4 Standard & Poor’s (S&P) rated Alabama’s general obligation debt AA with a stable outlook, reflecting the independent credit rating agency’s assessment of the state’s large and diversifying economy, required spending reductions to address any revenue shortfalls, dedicated revenue for capital projects and debt service, and low debt levels.5 In S&P’s view, these strengths were counterbalanced by the state’s declining reserves, planned use of one-time revenues, a restrictive tax structure and below-average pension funding.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Portfolio Breakdown
Franklin Alabama Tax-Free Income Fund
2/28/14

% of Total
Long-Term Investments*
Utilities	21.2%
Hospital & Health Care	14.9%
General Obligation	14.4%
Higher Education	12.7%
Subject to Government Appropriations	11.1%
Tax-Supported	6.3%
Other Revenue	6.2%
Transportation	4.6%
Refunded	3.7%
Corporate-Backed	2.8%
Housing	2.1%

*Does not include short-term investments and other net assets.

Annual Report | 9

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate S&P’s rating of the Fund.

10 | Annual Report

Performance Summary as of 2/28/14

Franklin Alabama Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRALX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.73	$11.18	$11.91
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4274
Long-Term Capital Gain	$0.0009
Total	$0.4283
Class C (Symbol: FALEX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.73	$11.31	$12.04
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3650
Long-Term Capital Gain	$0.0009
Total	$0.3659

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-2.49%	+	29.46%	+	44.42%
Average Annual Total Return[2]		-6.64%	+	4.39%	+	3.30%
Avg. Ann. Total Return (3/31/14)[3]		-5.44%	+	4.52%	+	3.37%
Distribution Rate[4]	3.84%
Taxable Equivalent Distribution Rate[5]	7.17%
30-Day Standardized Yield[6]	3.46%
Taxable Equivalent Yield[5]	6.46%
Total Annual Operating Expenses[7]	0.70%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-2.99%	+	25.96%	+	36.85%
Average Annual Total Return[2]		-3.93%	+	4.72%	+	3.19%
Avg. Ann. Total Return (3/31/14)[3]		-2.83%	+	4.84%	+	3.25%
Distribution Rate[4]	3.45%
Taxable Equivalent Distribution Rate[5]	6.44%
30-Day Standardized Yield[6]	3.07%
Taxable Equivalent Yield[5]	5.73%
Total Annual Operating Expenses[7]	1.25%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
Alabama personal income tax rate of 46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
9. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

14 | Annual Report

Your Fund’s Expenses

Franklin Alabama Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,051.40	$3.71
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$3.66
Class C
Actual	$1,000	$1,048.00	$6.50
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.41

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.73% and C: 1.28%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Annual Report

Franklin Florida Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Florida Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.96 on February 28, 2013, to $11.05 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 44.13 cents per share for the same period.2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 99.

Annual Report | 17

Dividend Distributions*
Franklin Florida Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C
March	3.27	2.71
April	3.27	2.71
May	3.27	2.71
June	3.37	2.84
July	3.37	2.84
August	3.66	3.13
September	3.81	3.31
October	3.93	3.43
November	3.97	3.47
December	4.02	3.53
January	4.07	3.58
February	4.12	3.63
Total	44.13	37.89

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

4.28% based on an annualization of the 4.12 cent per share February dividend and the maximum offering price of $11.54 on February 28, 2014. An investor in the 2014 maximum federal income tax bracket of 39.60% (plus 3.8% Medicare tax) would need to earn a distribution rate of 7.56% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary.

State Update

Florida’s economic growth accelerated during the period under review as the state’s unemployment rate declined and revenue collection increased. The state’s housing market stabilized amid a slowdown in foreclosure rates and improved demand resulting largely from increased affordability and foreign investment. Fueled by private sector job growth, Florida’s employment growth rate continued to outpace the national average. For the 12-month period, nearly all employment sectors added jobs, leading the state’s unemployment rate to reach a multi-year low of 6.2% in January and February, compared to the 6.7% national average.3

18 | Annual Report

The state’s revenue collections rose as economic recovery gained traction, leading Florida to raise its fiscal year 2014 revenue forecast in December. As of January 2014, Florida exceeded the higher revenue forecast for 2014 fiscal year-to-date as sales tax collections for consumer nondurables, tourism and automobiles exceeded estimates. The governor’s proposed fiscal year 2015 budget amounted to about the same as the enacted fiscal year 2014 budget, marking the second consecutive year that Florida avoided facing a budget gap. Key highlights of the proposed budget included fee and tax cuts, increased spending for K-12 schools to be funded from projected growth in local property tax collections, government spending cuts, debt reduction and a larger contribution to the budget stabilization fund.

Florida’s net tax-supported debt was 2.8% of personal income and $1,087 per capita, in line with the national medians of 2.8% and $1,074.4 Moody’s Investors Service rated Florida’s general obligation debt Aa1 with a stable outlook, reflecting the independent credit rating agency’s view of the state’s conservative budget practices, willingness to raise revenues and reduce spending to balance the budget, strong reserve levels, large and diverse economic base, and relatively strong pension funding ratios.5 Some challenges that Moody’s cited included the state’s dependence on economically sensitive sales taxes, reliance on nonrecurring revenues and continued high foreclosure rates that could soften economic growth.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Portfolio Breakdown
Franklin Florida Tax-Free Income Fund
2/28/14

% of Total
Long-Term Investments*
Utilities	29.7%
Transportation	15.1%
Hospital & Health Care	14.8%
Tax-Supported	11.4%
General Obligation	8.5%
Subject to Government Appropriations	5.9%
Refunded	5.3%
Other Revenue	4.8%
Higher Education	3.3%
Housing	1.2%

*Does not include short-term investments and other net assets.

Annual Report | 19

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S.
investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate Moody’s rating of the Fund.

20 | Annual Report

Performance Summary as of 2/28/14

Franklin Florida Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRFLX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.91	$11.05	$11.96
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4413
Long-Term Capital Gain	$0.0271
Total	$0.4684
Class C (Symbol: FRFIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.92	$11.25	$12.17
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3789
Long-Term Capital Gain	$0.0271
Total	$0.4060

Annual Report | 21

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.65%	+	26.93%	+	43.45%
Average Annual Total Return[2]		-7.74%	+	3.99%	+	3.23%
Avg. Ann. Total Return (3/31/14)[3]		-6.93%	+	3.96%	+	3.26%
Distribution Rate[4]	4.28%
Taxable Equivalent Distribution Rate[5]	7.56%
30-Day Standardized Yield[6]	3.60%
Taxable Equivalent Yield[5]	6.36%
Total Annual Operating Expenses[7]	0.62%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-4.19%	+	23.47%	+	35.89%
Average Annual Total Return[2]		-5.12%	+	4.31%	+	3.11%
Avg. Ann. Total Return (3/31/14)[3]		-4.17%	+	4.29%	+	3.15%
Distribution Rate[4]	3.87%
Taxable Equivalent Distribution Rate[5]	6.84%
30-Day Standardized Yield[6]	3.22%
Taxable Equivalent Yield[5]	5.69%
Total Annual Operating Expenses[7]	1.17%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

22 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 23

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the 2014 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
9. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

24 | Annual Report

Your Fund’s Expenses

Franklin Florida Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 25

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,006.40	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class C
Actual	$1,000	$1,011.90	$5.94
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

26 | Annual Report

Franklin Georgia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Georgia Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.80 on February 28, 2013, to $12.02 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 45.61 cents per share for the same period.2 The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 106.

Annual Report | 27

Dividend Distributions*
Franklin Georgia Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C
March	3.72	3.12
April	3.72	3.12
May	3.62	3.02
June	3.62	3.04
July	3.62	3.04
August	3.77	3.19
September	3.87	3.34
October	3.97	3.44
November	3.97	3.44
December	3.91	3.38
January	3.91	3.38
February	3.91	3.38
Total	45.61	38.89

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.74% based on an annualization of the 3.91 cent per share February dividend and the maximum offering price of $12.55 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Georgia personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.06% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary.

State Update

Georgia’s well-diversified economy grew during the period under review. The state’s housing market continued to recover, with home prices in the metropolitan Atlanta area showing strong annualized gains in December 2013. Although remaining near historical lows, issuance of new home construction permits improved, supporting solid job growth in the construction industry. For the 12-month period, the state added jobs in most sectors, with employment in leisure and hospitality; education and health care; business services; and transportation, warehousing and utilities exceeding prerecession levels. In February, Georgia’s unemployment rate declined to a five-year low of 7.1%, compared to the 6.7% national average.3

28 | Annual Report

The state concluded fiscal year 2013 with a surplus as it generated better-than-projected revenue growth. The enacted fiscal year 2014 budget, based on a relatively modest revenue growth estimate, incorporated the spending reductions implemented in fiscal year 2013 mid-year adjustments. It also incorporated funding improvements in Medicaid, higher education, K-12 schools and state retirement contributions. With its avoidance of using nonrecurring revenues, the enacted fiscal year 2014 budget is structurally balanced. Overall tax collections for the 2014 fiscal year-to-date in February were notably higher than for the same period in the previous year, resulting largely from strong individual income and corporate tax collections.

Georgia’s net tax-supported debt was 3.0% of personal income and $1,061 per capita, compared with the national medians of 2.8% and $1,074.4 Standard & Poor’s (S&P) rated Georgia’s general obligation debt AAA with a stable outlook, reflecting the independent credit rating agency’s view of the state’s recovering economy, strong financial monitoring and history of maintaining fiscal balance through spending cuts, a depleted but gradually growing revenue shortfall reserve, and moderate debt with rapid amortization.5 S&P’s concerns included the state’s higher-than-average unemployment rate and exposure to economic risks.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Portfolio Breakdown
Franklin Georgia Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Utilities	25.5%
Subject to Government Appropriations	18.6%
Hospital & Health Care	16.8%
General Obligation	9.4%
Higher Education	9.3%
Transportation	7.0%
Tax-Supported	6.6%
Refunded	3.8%
Housing	2.4%
Other Revenue	0.3%
Corporate-Backed	0.3%

*Does not include short-term investments and other
net assets.

Annual Report | 29

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate S&P’s rating of the Fund.

30 | Annual Report

Performance Summary as of 2/28/14

Franklin Georgia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTGAX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.78	$12.02	$12.80
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4561
Class C (Symbol: FGAIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.79	$12.17	$12.96
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3889

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-2.47%	+	30.51%	+	47.74%
Average Annual Total Return[2]		-6.63%	+	4.56%	+	3.53%
Avg. Ann. Total Return (3/31/14)[3]		-5.68%	+	4.61%	+	3.60%
Distribution Rate[4]	3.74%
Taxable Equivalent Distribution Rate[5]	7.06%
30-Day Standardized Yield[6]	3.07%
Taxable Equivalent Yield[5]	5.80%
Total Annual Operating Expenses[7]	0.66%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.06%	+	27.02%	+	39.83%
Average Annual Total Return[2]		-3.99%	+	4.90%	+	3.41%
Avg. Ann. Total Return (3/31/14)[3]		-2.98%	+	4.95%	+	3.49%
Distribution Rate[4]	3.33%
Taxable Equivalent Distribution Rate[5]	6.29%
30-Day Standardized Yield[6]	2.67%
Taxable Equivalent Yield[5]	5.04%
Total Annual Operating Expenses[7]	1.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 31

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

32 | Annual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and Georgia personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
9. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 33

Your Fund’s Expenses

Franklin Georgia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

34 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,060.60	$3.47
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41
Class C
Actual	$1,000	$1,058.00	$6.28
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.16

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 35

Franklin Kentucky Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/14**

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.86 on February 28, 2013, to $11.12 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 41.57 cents per share for the same period.2 The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 112.

36 | Annual Report

was 3.77%. An investor in the 2014 maximum combined effective federal and Kentucky personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.12% from a taxable investment to match the Fund’s Class A tax-free distribution rate.

Commonwealth Update

During the period under review, Kentucky’s economic recovery lagged the nation’s, partly because of weak job and personal income growth. The real estate market continued to recover as Louisville experienced the highest home sales volume since 2006 and low inventory drove home prices higher. Despite the expansion of automobile manufacturers in Kentucky, the manufacturing sector lost jobs because of weakness in the nondurables segment. For the 12-month period, only four sectors added jobs — government, other services, leisure and hospitality, and education and health services. Kentucky’s unemployment rate declined from 8.2% in February 2013 to 7.8% at period-end, which remained higher than the 6.7% national average.3

The commonwealth ended fiscal year 2013 with a budget surplus resulting from higher-than-projected revenue, driven largely by strong individual income tax collections. After 14 consecutive quarters of year-over-year growth, however, revenue collections declined in fiscal year 2014’s second quarter, largely because of weak property, corporation, coal severance and cigarette tax collections. Despite some revenue volatility, Kentucky’s budget director indicated that overall receipts through February remained on track to meet the projected revenue. The slow recovery in property taxes, softer profitability of certain companies reinvesting in production and the weaker sales tax base led the commonwealth to project modest revenue growth for fiscal years 2015 and 2016. To bridge an estimated budget gap for the 2015–2016 biennium, the governor recommended spending cuts and use of one-time measures rather than tax increases.

Kentucky’s net tax-supported debt was 5.9% of personal income and $1,998 per capita, compared with the national medians of 2.8% and $1,074.4 Moody’s Investors Service assigned Kentucky an issuer rating of Aa2, reflecting the independent credit rating agency’s assessment that the commonwealth was showing signs of revenue improvement and has a history of closely monitoring revenue and responding to shortfalls.5 However, Moody’s maintained a negative outlook, citing the commonwealth’s depleted reserves, reliance on one-time measures during economic downturns, low per-capita income, high debt ratios, weak pension funding and tendency to borrow to cover the costs of teacher retiree health benefits.

Dividend Distributions*
Franklin Kentucky Tax-Free Income Fund
Class A
3/1/13–2/28/14

Dividend per Share
Month	(cents)
March	3.38
April	3.38
May	3.38
June	3.38
July	3.38
August	3.43
September	3.48
October	3.48
November	3.48
December	3.55
January	3.60
February	3.65
Total	41.57

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 37

Portfolio Breakdown*
Franklin Kentucky Tax-Free Income Fund
2/28/14

% of Total
Long-Term Investments*
Utilities	29.8%
Hospital & Health Care	20.2%
Subject to Government Appropriations	14.9%
General Obligation	9.6%
Higher Education	7.5%
Transportation	5.2%
Housing	4.0%
Refunded	3.4%
Other Revenue	3.0%
Tax-Supported	2.4%

*Does not include short-term investments and other
net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused its bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.

5. This does not indicate Moody’s rating of the Fund.

38 | Annual Report

Performance Summary as of 2/28/14

Franklin Kentucky Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRKYX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.74	$11.12	$11.86
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4157

Performance

Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge.

Class A: 4.25% maximum initial sales charge.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-2.70%	+	29.13%	+	45.05%
Average Annual Total Return[2]		-6.86%	+	4.33%	+	3.34%
Avg. Ann. Total Return (3/31/14)[3]		-6.15%	+	4.25%	+	3.37%
Distribution Rate[4]	3.77%
Taxable Equivalent Distribution Rate[5]	7.12%
30-Day Standardized Yield[6]	3.16%
Taxable Equivalent Yield[5]	5.96%
Total Annual Operating Expenses[7]	0.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 39

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.65 cent per share February dividend and the maximum offering price of $11.61 per share on 2/28/14.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and Kentucky personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

9. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

40 | Annual Report

Your Fund’s Expenses

Franklin Kentucky Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 41

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,049.70	$3.96
Hypothetical (5% return before expenses)	$1,000	$1,020.93	$3.91

*Expenses are calculated using the most recent six-month annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

42 | Annual Report

Franklin Louisiana Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Credit Quality Breakdown*
Franklin Louisiana Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	1.8%
AA	38.7%
A	43.0%
BBB	13.6%
Below Investment Grade	0.1%
Not Rated	2.8%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issue’s creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

This annual report for Franklin Louisiana Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.04 on February 28, 2013, to $11.26 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 42.57 cents per share for the same period.2 The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 117.

Annual Report | 43

Dividend Distributions*
Franklin Louisiana Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C
March	3.38	2.81
April	3.38	2.81
May	3.38	2.81
June	3.38	2.83
July	3.38	2.83
August	3.48	2.93
September	3.55	3.06
October	3.65	3.16
November	3.69	3.20
December	3.69	3.21
January	3.78	3.30
February	3.83	3.35
Total	42.57	36.30

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.91% based on an annualization of the 3.83 cent per share February dividend and the maximum offering price of $11.76 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Louisiana personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.38% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary.

State Update

Louisiana experienced a solid economic recovery during the period under review as it continued to record steady year-over-year job growth. The state’s incentives to promote business expansion and attract new businesses helped diversify the state’s resource-based economy. Although Louisiana’s per-capita personal income continued to lag the nation’s, it has improved in recent years as the state targeted higher paying industries. For the 12-month period, most employment sectors added jobs, led by leisure and hospitality, financial activities, and education and health services. In February, the state’s unemployment rate declined to a five-year low of 4.5%, remaining lower than the 6.7% national average.3

44 | Annual Report

The state ended fiscal year 2013 with a lower budget stabilization fund (BSF) than in fiscal year 2012, as it drew from its BSF because of reduced hurricane-related federal match and federal stimulus revenues. The proposed fiscal year 2015 budget is smaller than the enacted fiscal year 2014 budget, resulting largely from reduced federal funding as disaster and coastal recovery programs wound down. To help offset the overall revenue decline, the governor’s executive budget proposal included a recommendation to eliminate about 1,100 mostly vacant authorized positions. Despite the proposed budget reduction, the general fund portion is slightly bigger, based on higher projected sales and income tax revenues for 2015. The proposed budget also included recommendations for increased general fund spending in higher education, salary increases for certain state employees and a larger BSF contribution.

Louisiana’s net tax-supported debt was 3.7% of personal income and $1,411 per capita, compared with the national medians of 2.8% and $1,074.4 Standard & Poor’s (S&P) rated Louisiana’s general obligation debt AA with a stable outlook, reflecting the independent credit rating agency’s view of the state’s improving population and economic growth, strong governmental framework, healthy liquidity position, financial flexibility and moderate debt service.5 According to S&P, these strengths were somewhat tempered by the state’s continued reliance on fluctuating energy sector revenue, recent general fund operating deficits, reduced operating reserves, and low funding ratios for pension and other postemployment benefits.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Portfolio Breakdown*
Franklin Louisiana Tax-Free Income Fund
2/28/14

% of Total
Long-Term Investments*
Tax-Supported	20.6%
Utilities	19.1%
Hospital & Health Care	10.5%
Higher Education	9.9%
Refunded	8.0%
Subject to Government Appropriations	7.4%
Transportation	7.1%
Other Revenue	7.0%
General Obligation	6.1%
Housing	2.9%
Corporate-Backed	1.4%

*Does not include short-term investments and other net assets.

Annual Report | 45

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate S&P’s rating of the Fund.

46 | Annual Report

Performance Summary as of 2/28/14

Franklin Louisiana Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FKLAX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.78	$11.26	$12.04
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4257
Class C (Symbol: FLAIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.80	$11.41	$12.21
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3630

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-2.90%	+	32.23%	+	44.89%
Average Annual Total Return[2]		-6.99%	+	4.84%	+	3.33%
Avg. Ann. Total Return (3/31/14)[3]		-5.96%	+	4.87%	+	3.39%
Distribution Rate[4]	3.91%
Taxable Equivalent Distribution Rate[5]	7.38%
30-Day Standardized Yield[6]	3.11%
Taxable Equivalent Yield[5]	5.87%
Total Annual Operating Expenses[7]	0.67%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.55%	+	28.69%	+	37.17%
Average Annual Total Return[2]		-4.49%	+	5.17%	+	3.21%
Avg. Ann. Total Return (3/31/14)[3]		-3.31%	+	5.19%	+	3.27%
Distribution Rate[4]	3.52%
Taxable Equivalent Distribution Rate[5]	6.64%
30-Day Standardized Yield[6]	2.71%
Taxable Equivalent Yield[5]	5.12%
Total Annual Operating Expenses[7]	1.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 47

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

48 | Annual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
Louisiana personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
9. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 49

Your Fund’s Expenses

Franklin Louisiana Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

50 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,050.00	$3.56
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.51
Class C
Actual	$1,000	$1,046.60	$6.34
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 51

Franklin Maryland Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.98 on February 28, 2013, to $11.20 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 39.52 cents per share for the same period.2 The Performance Summary beginning on page 56 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 124.

52 | Annual Report

Dividend Distributions*
Franklin Maryland Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.20	2.64	3.30
April	3.20	2.64	3.30
May	3.20	2.64	3.30
June	3.15	2.60	3.25
July	3.15	2.60	3.25
August	3.15	2.60	3.25
September	3.25	2.76	3.34
October	3.35	2.86	3.44
November	3.41	2.92	3.50
December	3.41	2.92	3.50
January	3.50	3.01	3.59
February	3.55	3.06	3.64
Total	39.52	33.25	40.66

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.64% based on an annualization of the 3.55 cent per share February dividend and the maximum offering price of $11.70 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Maryland state and local personal income tax bracket of 48.81% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.11% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Maryland’s economy showed signs of improvement during the period, with higher general revenues, rising housing prices and an improving unemployment rate that remained below the national average. In addition, the stock market rally over the past few years led to an increase in capital gains tax revenues for Maryland. The state also benefited from lower health insurance costs and casino gaming revenues that exceeded estimates. Even so, state revenues were less than expected in fiscal year 2013, and the state comptroller cited a historically high unemployment rate, a 2012 state income tax increase and expiration of a federal payroll tax holiday as contributing to the revenue shortfall. One of the state’s largest employers is the federal government, and the federal sequestration and budget uncertainty during the period weighed on

Annual Report | 53

Portfolio Breakdown*

Franklin Maryland Tax-Free Income Fund 2/28/14

% of Total
Long-Term Investments*
Hospital & Health Care	20.0%
Utilities	17.9%
Higher Education	15.6%
Housing	11.6%
General Obligation	10.5%
Transportation	7.7%
Tax-Supported	5.3%
Refunded	5.1%
Other Revenue	4.9%
Subject to Government Appropriations	1.4%

*Does not include short-term investments and other net assets.

Maryland’s economy. However, independent credit rating agencies Moody’s Investors Service and Standard & Poor’s (S&P) each cited the lessened uncertainty surrounding federal spending as a positive development for Maryland. Federal government employment in Maryland is spread across vital sectors including health care, the sciences and intelligence, which might help strengthen the job market. For example, the U.S. Cyber Command at Fort Meade, Maryland, was expected to expand from about 900 to 4,900 federal employees to increase cybersecurity over the next few years.

Similarly, challenges surrounding the state’s underfunded pension system might be mitigated as the state introduced a proposal to increase employee pension contributions. Previously enacted pension measures included decreased cost-of-living adjustments and longer vesting periods for new employees. This effort to fully fund pension obligations could result in future cost savings. The pension reform was part of an executive budget proposal that also included increasing personal taxes for high-income earners and transferring select pension costs for teachers to local governments. In addition, Maryland incrementally increased sales tax rates on gasoline and special fuel through fiscal year 2018, which could further bolster state tax revenues.

The state’s net-tax supported debt was 3.6% of personal income and $1,799 per capita, compared with the national medians of 2.8% and $1,074.3 In February 2014, Moody’s assigned a rating of Aaa to new Maryland general obligation bonds.4 In reaffirming the agency’s top credit rating, Moody’s cited several strengths, including a broad and diverse economy, above-average wealth and income levels, the state’s strong financial and debt management policies, and moderate debt levels. S&P also affirmed its top long-term rating on Maryland’s general obligation debt with a stable outlook.4

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are

54 | Annual Report

not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
4. This does not indicate a rating of the Fund.

Annual Report | 55

Performance Summary as of 2/28/14

Franklin Maryland Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FMDTX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.78	$11.20	$11.98
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3952
Class C (Symbol: FMDIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.79	$11.39	$12.18
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3325
Advisor Class (Symbol: FMDZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.79	$11.20	$11.99
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4066

56 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.17%	+	31.90%	+	42.08%
Average Annual Total Return[2]		-7.27%	+	4.78%	+	3.13%
Avg. Ann. Total Return (3/31/14)[3]		-6.49%	+	4.75%	+	3.17%
Distribution Rate[4]	3.64%
Taxable Equivalent Distribution Rate[5]	7.11%
30-Day Standardized Yield[6]	3.23%
Taxable Equivalent Yield[5]	6.31%
Total Annual Operating Expenses[7]	0.65%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.73%	+	28.25%	+	34.51%
Average Annual Total Return[2]		-4.66%	+	5.10%	+	3.01%
Avg. Ann. Total Return (3/31/14)[3]		-3.75%	+	5.11%	+	3.06%
Distribution Rate[4]	3.22%
Taxable Equivalent Distribution Rate[5]	6.29%
30-Day Standardized Yield[6]	2.83%
Taxable Equivalent Yield[5]	5.53%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.16%	+	32.48%	+	42.70%
Average Annual Total Return[2]		-3.16%	+	5.79%	+	3.62%
Avg. Ann. Total Return (3/31/14)[3]		-2.21%	+	5.78%	+	3.67%
Distribution Rate[4]	3.90%
Taxable Equivalent Distribution Rate[5]	7.62%
30-Day Standardized Yield[6]	3.46%
Taxable Equivalent Yield[5]	6.76%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 57

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

58 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/14.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and Maryland state and local personal income tax rate of 48.81%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +26.22% and +5.12%.

9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 59

Your Fund’s Expenses

Franklin Maryland Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

60 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,056.40	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36
Class C
Actual	$1,000	$1,053.70	$6.21
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor Class
Actual	$1,000	$1,056.90	$2.91
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 61

Franklin Missouri Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.77 on February 28, 2013, to $11.88 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 44.61 cents per share for the same period.2 The Performance Summary beginning on page 66 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 131.

62 | Annual Report

Dividend Distributions*
Franklin Missouri Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.61	3.01	3.71
April	3.61	3.01	3.71
May	3.61	3.01	3.71
June	3.61	3.04	3.71
July	3.51	2.94	3.61
August	3.51	2.94	3.61
September	3.71	3.19	3.81
October	3.88	3.36	3.98
November	3.88	3.36	3.98
December	3.88	3.36	3.98
January	3.88	3.36	3.98
February	3.92	3.40	4.02
Total	44.61	37.98	45.81

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

was 3.79% based on an annualization of the 3.92 cent per share February dividend and the maximum offering price of $12.41 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Missouri personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.15% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Missouri’s strong and diverse economy improved during the period under review as unemployment claims remained near prerecession levels and personal income grew. The value of residential construction rose to the highest level since early 2008 and home prices appreciated, contributing to the housing market recovery. For the 12-month period, most sectors added jobs, led by leisure and hospitality and professional and business services. Missouri’s unemployment rate declined to a five-year low of 6.0% in December and January but ended the period at 6.4%, compared to the 6.7% national average.3

Annual Report | 63

Portfolio Breakdown

Franklin Missouri Tax-Free Income Fund 2/28/14

% of Total
Long-Term Investments*
Utilities	27.9%
Hospital & Health Care	17.1%
Subject to Government Appropriations	16.2%
Tax-Supported	11.0%
Higher Education	8.4%
Transportation	7.0%
Refunded	4.6%
General Obligation	3.8%
Other Revenue	2.7%
Corporate-Backed	0.9%
Housing	0.4%

*Does not include short-term investments and other net assets.

The state concluded fiscal year 2013 with a budget surplus as revenue collections grew at the fastest pace in nearly 20 years and exceeded prerecession levels. Revenue collections for the 2014 fiscal year-to-date in February were higher than for the same period in the previous year, resulting largely from solid growth in individual income, sales and corporate tax collections. The proposed fiscal year 2015 budget assumed higher revenue growth than projected for fiscal year 2014, based on expectations of stronger job growth and consumer confidence. It also included recommendations for spending increases in education, health and mental care, public safety and job development, as well as Medicaid expansion and reform.

Missouri’s net tax-supported debt was 1.8% of personal income and $699 per capita, compared with the national medians of 2.8% and $1,074.4 Standard & Poor’s (S&P) rated Missouri’s general obligation bonds AAA with a stable outlook, reflecting the independent credit rating agency’s view of the state’s robust and diverse economic base, strong budget management framework, solid reserves that can be used only under limited circumstances and moderate debt burden.5 S&P expressed concerns about the potentially significant reductions in federal funding for Missouri that could result from potential federal spending cuts.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

64 | Annual Report

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate S&P’s rating of the Fund.

Annual Report | 65

Performance Summary as of 2/28/14

Franklin Missouri Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRMOX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.89	$11.88	$12.77
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4461
Class C (Symbol: FMOIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.90	$11.98	$12.88
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3798
Advisor Class (Symbol: FRMZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.90	$11.88	$12.78
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4581

66 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.44%	+	28.76%	+	44.98%
Average Annual Total Return[2]		-7.57%	+	4.28%	+	3.34%
Avg. Ann. Total Return (3/31/14)[3]		-6.79%	+	4.23%	+	3.37%
Distribution Rate[4]	3.79%
Taxable Equivalent Distribution Rate[5]	7.15%
30-Day Standardized Yield[6]	3.21%
Taxable Equivalent Yield[5]	6.06%
Total Annual Operating Expenses[7]	0.63%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-4.02%	+	25.35%	+	37.32%
Average Annual Total Return[2]		-4.95%	+	4.62%	+	3.22%
Avg. Ann. Total Return (3/31/14)[3]		-4.11%	+	4.58%	+	3.25%
Distribution Rate[4]	3.41%
Taxable Equivalent Distribution Rate[5]	6.44%
30-Day Standardized Yield[6]	2.81%
Taxable Equivalent Yield[5]	5.30%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.43%	+	29.32%	+	45.61%
Average Annual Total Return[2]		-3.43%	+	5.28%	+	3.83%
Avg. Ann. Total Return (3/31/14)[3]		-2.56%	+	5.24%	+	3.86%
Distribution Rate[4]	4.06%
Taxable Equivalent Distribution Rate[5]	7.66%
30-Day Standardized Yield[6]	3.43%
Taxable Equivalent Yield[5]	6.47%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 67

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

68 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/14.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and Missouri personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +25.11% and +4.92%.

9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 69

Your Fund’s Expenses

Franklin Missouri Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

70 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,045.40	$3.30
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
Class C
Actual	$1,000	$1,042.30	$6.08
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor Class
Actual	$1,000	$1,045.90	$2.79
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 71

Franklin North Carolina Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin North Carolina Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	14.5%
AA	48.4%
A	29.1%
BBB	5.0%
Below Investment Grade	2.7%
Not Rated	0.3%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

This annual report for Franklin North Carolina Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.96 on February 28, 2013, to $11.95 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 44.36 cents per share for the same period.2 The Performance Summary beginning on page 76 shows that at the end of this reporting period the Fund’s Class A shares’ distribution

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 139.

72 | Annual Report

Dividend Distributions*
Franklin North Carolina Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.40	2.79	3.51
April	3.40	2.79	3.51
May	3.40	2.79	3.51
June	3.48	2.89	3.58
July	3.48	2.89	3.58
August	3.65	3.06	3.75
September	3.80	3.27	3.91
October	3.90	3.37	4.01
November	3.93	3.40	4.04
December	3.93	3.41	4.02
January	3.97	3.45	4.06
February	4.02	3.50	4.11
Total	44.36	37.61	45.59

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

rate was 3.87% based on an annualization of the 4.02 cent per share February dividend and the maximum offering price of $12.48 on February 28, 2014. An investor in the 2014 maximum combined effective federal and North Carolina personal income tax bracket of 46.90% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.29% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Several economic measures confirmed that North Carolina’s economy expanded during the period, and a broad measure of leading economic indicators for the state reached its highest level since 2007. Increases in the economic growth rate, personal income, retail sales and single-family home sales during the state’s fiscal year 2013 accompanied an improving employment picture. North Carolina’s unemployment rate reached 6.4% at period-end, down from 8.6% at the beginning of the period as job growth accelerated during the second half of 2013.3 In addition, unemployment claims declined and employee hours and

Annual Report | 73

Portfolio Breakdown
Franklin North Carolina
Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Utilities	20.9%
Hospital & Health Care	19.8%
Higher Education	14.3%
Subject to Government Appropriations	12.6%
Transportation	11.6%
Refunded	7.3%
Tax-Supported	5.6%
General Obligation	4.9%
Housing	2.4%
Other Revenue	0.4%
Corporate-Backed	0.2%

*Does not include short-term investments and other net assets.

earnings rose in the manufacturing production sector during the year 2013. According to the North Carolina Department of Commerce, the state added more than 250,000 jobs since a February 2010 low, based on preliminary estimates, and early 2014 reports affirmed employment continued to expand as the state recorded its second-highest annual increase in new jobs since 2007.

The state’s revenues were slightly higher than forecast during the first half of fiscal year 2014, led by a robust increase in corporate income tax revenues. Sales tax revenues also exceeded the target amount. Although personal income tax collections increased, revenues were slightly less than targeted. In mid-2013, North Carolina enacted tax reforms that will reduce personal and corporate income taxes in fiscal year 2014. The reforms broadened sales taxes and eliminated several sales tax exemptions to help offset the cuts.

North Carolina’s net tax-supported debt remained below the national average, with debt at 2.4% of personal income and $853 per capita, compared with the national medians of 2.8% and $1,074.4 Independent credit rating agency Moody’s Investors Service affirmed North Carolina’s Aaa issuer rating and stable outlook during the review period, citing the state’s conservative fiscal management, executive authority to reduce spending, diverse economy and population growth.5

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

74 | Annual Report

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate Moody’s rating of the Fund.

Annual Report | 75

Performance Summary as of 2/28/14

Franklin North Carolina Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FXNCX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	1.01	$11.95	$12.96
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4436
Class C (Symbol: FNCIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	1.01	$12.12	$13.13
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3761
Advisor Class (Symbol: FNCZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	1.01	$11.95	$12.96
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4559

76 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-4.35%	+	27.85%	+	44.89%
Average Annual Total Return[2]		-8.45%	+	4.14%	+	3.33%
Avg. Ann. Total Return (3/31/14)[3]		-7.51%	+	4.12%	+	3.35%
Distribution Rate[4]	3.87%
Taxable Equivalent Distribution Rate[5]	7.29%
30-Day Standardized Yield[6]	3.00%
Taxable Equivalent Yield[5]	5.65%
Total Annual Operating Expenses[7]	0.62%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-4.82%	+	24.53%	+	37.11%
Average Annual Total Return[2]		-5.74%	+	4.49%	+	3.21%
Avg. Ann. Total Return (3/31/14)[3]		-4.88%	+	4.45%	+	3.23%
Distribution Rate[4]	3.47%
Taxable Equivalent Distribution Rate[5]	6.54%
30-Day Standardized Yield[6]	2.60%
Taxable Equivalent Yield[5]	4.90%
Total Annual Operating Expenses[7]	1.17%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-4.25%	+	28.42%	+	45.53%
Average Annual Total Return[2]		-4.25%	+	5.13%	+	3.82%
Avg. Ann. Total Return (3/31/14)[3]		-3.30%	+	5.11%	+	3.84%
Distribution Rate[4]	4.13%
Taxable Equivalent Distribution Rate[5]	7.78%
30-Day Standardized Yield[6]	3.26%
Taxable Equivalent Yield[5]	6.14%
Total Annual Operating Expenses[7]	0.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 77

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

78 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/14.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and North Carolina personal income tax rate of 46.90%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.58% and +4.65%.

9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 79

Your Fund’s Expenses

Franklin North Carolina Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

80 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,042.80	$3.24
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class C
Actual	$1,000	$1,039.50	$6.02
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$1,043.30	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 81

Franklin Virginia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

The annual report for Franklin Virginia Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.25 on February 28, 2013, to $11.42 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 41.76 cents per share for the same period.2 The Performance Summary beginning on page 86 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.70% based on an annualization of the 3.68 cent per share February dividend and the maximum offering price of $11.93 on February 28, 2014.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 148.

82 | Annual Report

Dividend Distributions*
Franklin Virginia Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.33	2.75	3.43
April	3.33	2.75	3.43
May	3.33	2.75	3.43
June	3.33	2.78	3.43
July	3.33	2.78	3.43
August	3.43	2.88	3.53
September	3.48	2.98	3.57
October	3.58	3.08	3.67
November	3.63	3.13	3.72
December	3.63	3.13	3.72
January	3.68	3.18	3.77
February	3.68	3.18	3.77
Total	41.76	35.37	42.90

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

An investor in the 2014 maximum combined effective federal and Virginia personal income tax bracket of 46.87% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.96% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Commonwealth Update

Virginia’s economy continued to recover during the period under review. Although the commonwealth’s economy is relatively diverse, it is more vulnerable to federal budget cuts than other states because of its greater than average exposure to the federal government and the military. To cope with the potential impact of federal budget cuts, the commonwealth increased its rainy day funding requirement and the governor created a trust fund to enable the continuation of programs affected by federal budget cuts. For the 12-month period, the sectors that added jobs included education and health services, other services and financial activities. Virginia’s unemployment rate, which has historically been below the national rate, was 4.9% in February, compared to the 6.7% national rate.3

Annual Report | 83

Portfolio Breakdown

Franklin Virginia Tax-Free Income Fund 2/28/14

% of Total
Long-Term Investments*
Hospital & Health Care	16.7%
Utilities	14.8%
Higher Education	12.7%
Transportation	12.0%
Refunded	11.7%
General Obligation	10.3%
Housing	5.9%
Other Revenue	5.8%
Subject to Government Appropriations	5.1%
Tax-Supported	5.0%

*Does not include short-term investments and other net assets.

The commonwealth ended fiscal year 2013 with a general fund revenue surplus resulting largely from better-than-expected individual nonwithholding tax collections and lower-than-projected individual refunds. However, payroll withholding and sales tax collections were lower than expected. For fiscal years 2014 through 2016, Virginia projected softer revenue growth based on expectations that slower job growth and federal budget cuts could hamper revenue collections. The enacted fiscal 2013–2014 biennial budget included contributions to the retirement system for the commonwealth’s employees and public teachers.

Virginia’s net tax-supported debt was 2.9% of personal income and $1,315 per capita, compared with the 2.8% and $1,074 national medians.4 Moody’s Investors Service maintained Virginia’s general obligation debt rating of Aaa with a stable outlook, reflecting the independent credit rating agency’s view of the commonwealth’s conservative fiscal management, diverse economy that outperformed the nation’s despite a recent slowdown, and a debt affordability model that has kept its debt burden under control.5 Some challenges cited by Moody’s included the ongoing effects of a slow economic recovery on the commonwealth’s financial performance, reduced reserve levels, spending pressures from education and transportation needs, and direct exposure to the federal government.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused its bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

84 | Annual Report

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate Moody’s rating of the Fund.

Annual Report | 85

Performance Summary as of 2/28/14

Franklin Virginia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRVAX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.83	$11.42	$12.25
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4176
Class C (Symbol: FVAIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.84	$11.58	$12.42
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3537
Advisor Class (Symbol: FRVZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.83	$11.42	$12.25
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4290

86 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.33%	+	27.14%	+	44.48%
Average Annual Total Return[2]		-7.41%	+	4.00%	+	3.30%
Avg. Ann. Total Return (3/31/14)[3]		-6.50%	+	4.00%	+	3.33%
Distribution Rate[4]	3.70%
Taxable Equivalent Distribution Rate[5]	6.96%
30-Day Standardized Yield[6]	2.93%
Taxable Equivalent Yield[5]	5.52%
Total Annual Operating Expenses[7]	0.64%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.89%	+	23.64%	+	36.86%
Average Annual Total Return[2]		-4.82%	+	4.33%	+	3.19%
Avg. Ann. Total Return (3/31/14)[3]		-3.85%	+	4.35%	+	3.22%
Distribution Rate[4]	3.30%
Taxable Equivalent Distribution Rate[5]	6.21%
30-Day Standardized Yield[6]	2.53%
Taxable Equivalent Yield[5]	4.76%
Total Annual Operating Expenses[7]	1.19%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.24%	+	27.70%	+	45.12%
Average Annual Total Return[2]		-3.24%	+	5.01%	+	3.79%
Avg. Ann. Total Return (3/31/14)[3]		-2.24%	+	5.01%	+	3.83%
Distribution Rate[4]	3.96%
Taxable Equivalent Distribution Rate[5]	7.45%
30-Day Standardized Yield[6]	3.18%
Taxable Equivalent Yield[5]	5.99%
Total Annual Operating Expenses[7]	0.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 87

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

88 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/14.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and Virginia personal income tax rate of 46.87%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.54% and +4.64%.

9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 89

Your Fund’s Expenses

Franklin Virginia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

90 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,047.80	$3.35
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31
Class C
Actual	$1,000	$1,045.30	$6.14
Hypothetical (5% return before expenses)	$1,000	$1,018.79	$6.06
Advisor Class
Actual	$1,000	$1,048.30	$2.84
Hypothetical (5% return before expenses)	$1,000	$1,022.02	$2.81

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 91

Franklin Tax-Free Trust
Financial Highlights

Franklin Alabama Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.91	$11.71	$10.66	$11.17	$10.59
Income from investment operations[b]:
Net investment income[c]	0.44	0.44	0.47	0.47	0.48
Net realized and unrealized gains (losses)	(0.74)	0.20	1.06	(0.50)	0.58
Total from investment operations	(0.30)	0.64	1.53	(0.03)	1.06
Less distributions from:
Net investment income	(0.43)	(0.43)	(0.48)	(0.48)	(0.48)
Net realized gains	(—)[d]	(0.01)	—	—	—
Total distributions	(0.43)	(0.44)	(0.48)	(0.48)	(0.48)
Net asset value, end of year	$11.18	$11.91	$11.71	$10.66	$11.17

Total return[e]	(2.49)%	5.57%	14.61%	(0.38)%	10.14%

Ratios to average net assets
Expenses	0.71%	0.70%	0.71%	0.71%	0.71%
Net investment income	3.86%	3.68%	4.22%	4.25%	4.37%

Supplemental data
Net assets, end of year (000’s)	$218,826	$270,783	$254,681	$226,863	$244,860
Portfolio turnover rate	14.44%	17.76%	5.35%	11.32%	7.80%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

92 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Alabama Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.04	$11.84	$10.77	$11.28	$10.69
Income from investment operations[b]:
Net investment income[c]	0.38	0.38	0.41	0.41	0.42
Net realized and unrealized gains (losses)	(0.74)	0.20	1.08	(0.51)	0.59
Total from investment operations	(0.36)	0.58	1.49	(0.10)	1.01
Less distributions from:
Net investment income	(0.37)	(0.37)	(0.42)	(0.41)	(0.42)
Net realized gains	(—)[d]	(0.01)	—	—	—
Total distributions	(0.37)	(0.38)	(0.42)	(0.41)	(0.42)
Net asset value, end of year	$11.31	$12.04	$11.84	$10.77	$11.28

Total return[e]	(2.99)%	4.92%	14.04%	(0.94)%	9.54%

Ratios to average net assets
Expenses	1.26%	1.25%	1.26%	1.26%	1.26%
Net investment income	3.31%	3.13%	3.67%	3.70%	3.82%

Supplemental data
Net assets, end of year (000’s)	$49,940	$65,690	$54,363	$47,345	$49,828
Portfolio turnover rate	14.44%	17.76%	5.35%	11.32%	7.80%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 93

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.1%
Alabama 89.9%
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	$3,000,000	$3,354,691
Alabaster Sewer Revenue, NATL Insured, Pre-Refunded, 5.00%, 4/01/29	2,055,000	2,062,275
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, 5.00%, 3/01/43	4,120,000	4,300,085
Athens GO, wts., XLCA Insured, 5.00%, 2/01/36	2,560,000	2,614,451
Auburn University General Fee Revenue, Series A, AGMC Insured, 5.00%, 6/01/38	5,000,000	5,148,650
Baldwin County Board of Education Revenue, School wts., Refunding, 5.00%,
6/01/24	2,605,000	3,017,710
6/01/26	2,870,000	3,259,201
6/01/27	3,015,000	3,363,534
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A,
Assured Guaranty, 5.00%, 6/01/39	3,825,000	3,942,236
Birmingham GO, Capital Appreciation, Series A, zero cpn. to 3/01/17, 5.00% thereafter,
3/01/43	5,000,000	4,430,050
Birmingham Special Care Facilities Financing Authority, Health Care Facility Revenue,
Children’s Hospital, Assured Guaranty, 6.00%, 6/01/39	4,000,000	4,472,600
Birmingham Waterworks Board Water Revenue,
Series A, Assured Guaranty, 5.25%, 1/01/39	5,950,000	6,291,649
Series B, 5.00%, 1/01/43	3,745,000	3,960,937
Butler County IDA Environmental Improvement Revenue, International Paper Co. Projects,
Series A, 7.00%, 9/01/32	1,000,000	1,116,060
Butler County Public Education Cooperative District Revenue, Limited Obligation School,
Series A, XLCA Insured, 5.00%, 7/01/37	9,025,000	8,938,540
Central Elmore Water and Sewer Authority Revenue, Water, NATL Insured, Pre-Refunded,
5.00%, 1/01/29	4,290,000	4,656,109
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding,
Series A, Assured Guaranty, 5.00%,
8/01/30	5,250,000	5,758,200
8/01/37	5,000,000	5,314,750
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,112,650
DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36	7,000,000	7,141,050
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	5,000,000	5,564,700
Series B, 5.50%, 9/01/33	4,500,000	5,086,170
Fairfield GO, wts., AMBAC Insured, 5.00%, 2/01/29	235,000	228,258
Homewood Educational Building Authority Revenue, Educational Facilities, Samford University,
Series A, AGMC Insured, 5.00%, 12/01/41	10,000,000	10,320,800
Homewood GO, Capital Improvement wts., 5.00%, 9/01/42	4,000,000	4,226,520
Houston County Health Care Authority Revenue, Refunding, Series A, AMBAC Insured, 5.25%,
10/01/30	5,000,000	4,934,500
Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center, Capital
Improvement and Refunding, NATL Insured, 5.00%, 10/01/33	8,000,000	8,582,880
Jefferson County Revenue, Limited Obligation School wts., Series A, 5.00%, 1/01/24	2,000,000	1,975,460
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty,
5.125%, 4/01/33	7,410,000	7,785,539
Limestone County Water and Sewer Authority Water Revenue,
AMBAC Insured, 5.00%, 12/01/29	1,540,000	1,584,475
AMBAC Insured, 5.00%, 12/01/31	3,910,000	4,011,973
Assured Guaranty, 5.00%, 12/01/39	3,750,000	3,932,512

94 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Alabama (continued)
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts.,
Assured Guaranty, 5.125%, 9/01/34	$600,000	$632,268
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/34	1,000,000	1,023,590
Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36	1,000,000	1,017,660
Marshall County Health Care Authority Revenue, Refunding, AMBAC Insured, 4.75%,
2/01/33	3,000,000	2,800,950
Mobile GO, wts., Series C, 5.50%, 2/15/30	2,000,000	2,128,680
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A,
Assured Guaranty, 5.00%, 3/01/33	6,500,000	6,771,505
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Mobile Water,
BHAC Insured, 5.00%, 1/01/36	10,000,000	10,184,100
Morgan County Board of Education Capital Outlay School wts., Revenue, 5.00%, 3/01/35	7,020,000	7,470,263
Opelika Water Board Revenue, Assured Guaranty, 5.00%, 6/01/37	3,000,000	3,172,800
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, Pre-Refunded,
5.00%, 5/15/35	2,000,000	2,114,460
Oxford GO, wts., Series C, 5.00%, 10/01/29	1,435,000	1,589,822
[a]Phenix City GO, School wts., Series A, 5.00%, 8/01/43	3,000,000	3,156,180
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,139,540
Selma IDBR, Gulf Opportunity Zone,
International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,100,380
International Paper Co. Projects, Series A, 5.80%, 5/01/34	3,000,000	3,153,150
Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing LLC
Project, Series A, Assured Guaranty, 5.00%, 9/01/32	5,000,000	5,186,950
Troy Public Educational Building Authority Educational Facilities Revenue, AGMC Insured,
5.25%, 12/01/40	2,000,000	2,148,720
Trussville GO, wts.,
Series A, NATL RE, FGIC Insured, 5.00%, 10/01/36	4,740,000	4,751,186
Series B, 5.00%, 10/01/39	3,000,000	3,224,190
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%,
7/01/38	5,000,000	5,521,650
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
5.00%, 9/01/41	9,000,000	9,052,200
University of Alabama General Revenue, University of Alabama at Birmingham, Refunding,
Series D-2, 5.00%, 10/01/37	7,520,000	8,112,952
University of South Alabama University Facilities Revenue, Capital Improvement, BHAC Insured,
5.00%, 8/01/38	5,000,000	5,169,300
Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
5.65%, 11/01/22	3,465,000	3,465,000
		241,576,711
U.S. Territories 9.2%
Puerto Rico 9.2%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	1,000,000	756,910
Puerto Rico Commonwealth GO, Public Improvement, Refunding, AGMC Insured, 5.125%,
7/01/30	650,000	589,323
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36	10,335,000	8,950,213

	Annual Report | 95

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.50%, 7/01/38	$3,350,000	$2,277,397
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A,
5.75%, 8/01/37	2,000,000	1,625,840
5.375%, 8/01/39	4,500,000	3,462,570
6.00%, 8/01/42	8,500,000	7,009,270
		24,671,523
Total Municipal Bonds (Cost $263,759,092) 99.1%		266,248,234
Other Assets, less Liabilities 0.9%		2,517,832
Net Assets 100.0%		$268,766,066

See Abbreviations on page 182.

[a]A portion or all of the security purchased on a delayed delivery basis. See Note 1(b).

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Florida Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.96	$11.88	$11.08	$11.45	$10.90
Income from investment operations[b]:
Net investment income[c]	0.46	0.47	0.52	0.53	0.53
Net realized and unrealized gains (losses)	(0.90)	0.13	0.81	(0.37)	0.55
Total from investment operations	(0.44)	0.60	1.33	0.16	1.08
Less distributions from:
Net investment income	(0.44)	(0.46)	(0.53)	(0.53)	(0.53)
Net realized gains	(0.03)	(0.06)	—	—	—
Total distributions	(0.47)	(0.52)	(0.53)	(0.53)	(0.53)
Net asset value, end of year	$11.05	$11.96	$11.88	$11.08	$11.45

Total return[d]	(3.65)%	5.15%	12.26%	1.38%	10.09%

Ratios to average net assets
Expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income	4.13%	3.95%	4.57%	4.62%	4.74%

Supplemental data
Net assets, end of year (000’s)	$737,869	$1,023,241	$1,022,293	$1,015,181	$1,137,684
Portfolio turnover rate	7.39%	24.13%	6.48%	11.13%	9.22%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Florida Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.17	$12.08	$11.25	$11.63	$11.06
Income from investment operations[b]:
Net investment income[c]	0.41	0.41	0.47	0.47	0.48
Net realized and unrealized gains (losses)	(0.92)	0.14	0.83	(0.38)	0.56
Total from investment operations	(0.51)	0.55	1.30	0.09	1.04
Less distributions from:
Net investment income	(0.38)	(0.40)	(0.47)	(0.47)	(0.47)
Net realized gains	(0.03)	(0.06)	—	—	—
Total distributions	(0.41)	(0.46)	(0.47)	(0.47)	(0.47)
Net asset value, end of year	$11.25	$12.17	$12.08	$11.25	$11.63

Total return[d]	(4.19)%	4.56%	11.74%	0.70%	9.53%

Ratios to average net assets
Expenses	1.17%	1.17%	1.17%	1.17%	1.17%
Net investment income	3.58%	3.40%	4.02%	4.07%	4.19%

Supplemental data
Net assets, end of year (000’s)	$89,944	$132,581	$116,393	$112,199	$119,496
Portfolio turnover rate	7.39%	24.13%	6.48%	11.13%	9.22%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.3%
Florida 86.9%
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Healthcare
Project, Refunding,
Series D-1, 6.50%, 12/01/19	$1,215,000	$1,419,606
Series D-1, 6.75%, 12/01/22	1,000,000	1,162,530
Series D-2, 6.75%, 12/01/30	5,000,000	5,567,300
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project,
Series B, 7.00%, 4/01/39	2,000,000	2,208,200
Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova
Southeastern University, Series B, Pre-Refunded, 5.60%, 4/01/29	3,180,000	3,192,402
Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34	2,200,000	2,390,366
Citizens Property Insurance Corp. Revenue,
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	5,000,000	5,787,750
Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%,
6/01/22	10,000,000	11,457,800
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
8/15/23	6,800,000	6,410,768
City of Winter Park Water and Sewer Revenue, Improvement, Refunding, 5.00%, 12/01/34	2,000,000	2,104,680
Clearwater City Water and Sewer Revenue, Series A, 5.25%, 12/01/39	2,000,000	2,108,060
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project,
5.625%, 11/01/28	2,860,000	2,901,241
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%,
10/01/39	5,000,000	5,601,900
Crossing at Fleming Island CDD Special Assessment, Refunding, Series B, NATL Insured,
5.80%, 5/01/16	3,195,000	3,195,799
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, 5.25%,
7/01/35	10,000,000	10,341,200
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital Inc.
Project,
Refunding, Series A, 5.75%, 8/15/29	7,195,000	7,688,937
Series A, 6.00%, 8/15/36	11,000,000	11,642,730
Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project,
Refunding, NATL Insured, 5.00%, 6/01/31	6,580,000	6,467,614
Florida HFAR, Homeowner Mortgage, Series 1, NATL Insured, 5.625%, 7/01/17	705,000	706,177
Florida Higher Educational Facilities Financing Authority Revenue,
Bethune Cookman University, Refunding, 5.375%, 7/01/32	3,500,000	3,694,250
Nova Southeastern University, 6.375%, 4/01/31	2,750,000	3,005,310
Rollins College Project, 5.00%, 12/01/37	10,000,000	10,351,900
Florida State Board of Education Public Education GO, Capital Outlay,
Refunding, Series D, 6.00%, 6/01/23	15,000,000	19,107,450
Series A, 5.50%, 6/01/38	10,000,000	10,933,500
Series H, 5.00%, 6/01/40	7,295,000	7,818,635
Florida State GO, Department of Transportation, Right of Way, Refunding, Series B, 5.00%,
7/01/26	10,000,000	11,526,500
Florida State Governmental Utility Authority Utility Revenue, Lehigh Utility System, Refunding,
5.25%, 10/01/40	5,000,000	5,287,500
Florida State Higher Education Facilities Financial Authority Revenue, University of Tampa
Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,016,940

Annual Report | 99

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Florida State Mid-Bay Bridge Authority Revenue,
Exchangeable, Series D, ETM, 6.10%, 10/01/22	$3,545,000	$4,442,275
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	6,289,281
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,512,750
Series A, ETM, 6.875%, 10/01/22	6,000,000	7,752,660
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	3,961,163
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	6,000,000	6,304,560
All-Requirements Power Supply Project, Series A, 6.25%, 10/01/31	2,000,000	2,256,760
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,213,050
Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Refunding,
Series A, 5.00%, 7/01/35	5,000,000	5,243,850
Fort Lauderdale Water and Sewer Revenue,
5.00%, 9/01/35	24,090,000	26,280,022
NATL Insured, 5.00%, 9/01/31	6,315,000	6,779,089
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%,
9/01/32	1,500,000	1,676,970
Fort Pierce Utilities Authority Revenue,
AMBAC Insured, 5.00%, 10/01/27	7,000,000	7,012,600
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,577,245
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	2,063,166
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,349,821
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	2,215,991
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	1,777,587
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/39	4,250,000	4,419,363
Series A, 5.00%, 10/01/39	5,000,000	5,230,400
Halifax Hospital Medical Center Hospital Revenue,
Refunding and Improvement, Series A, 5.00%, 6/01/38	11,395,000	10,959,141
Series B-1, AGMC Insured, 5.50%, 6/01/38	10,000,000	10,342,300
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35	10,000,000	10,127,800
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
5.30%, 12/20/18	695,000	695,466
Hillsborough County Assessment Revenue, Capacity Assessment Special, AGMC Insured,
5.125%, 3/01/20	1,000,000	1,003,340
Hillsborough County Aviation Authority Revenue, Series B, Assured Guaranty, 5.00%,
10/01/33	5,465,000	5,803,721
10/01/38	6,725,000	7,092,387
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,585,825
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30	2,000,000	2,146,880
Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15	2,650,000	2,659,699
Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,114,950
Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14	5,770,000	5,759,441
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	4,150,000	4,151,328
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center,
5.50%, 11/15/42	2,100,000	2,135,364
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM,
zero cpn., 10/01/26	1,500,000	1,006,365

100 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Melbourne Water and Sewer Revenue, Capital Appreciation, Refunding, Series B, NATL RE,
FGIC Insured, zero cpn.,
10/01/22	$1,785,000	$1,273,276
10/01/26	4,500,000	2,610,000
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	7,000,000	7,008,050
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,109,360
Miami Special Obligation, Marlins Stadium Project, Series A, AGMC Insured, 5.25%,
7/01/35	5,000,000	5,234,850
Miami Special Obligation Revenue, 5.625%, 1/01/39	15,000,000	15,869,700
Miami-Dade County Aviation Revenue, Miami International Airport,
Hub of the Americas, Refunding, Series A, 5.50%, 10/01/36	5,000,000	5,420,500
Hub of the Americas, Refunding, Series A, XLCA Insured, 5.00%, 10/01/37	8,000,000	8,121,680
Refunding, Series A, 5.375%, 10/01/35	7,500,000	7,952,700
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	18,770,000	19,363,695
Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	5,000,000	5,525,500
Miami-Dade County Health Facilities Authority Hospital Revenue, Miami Children’s Hospital,
Refunding, Series A, 6.125%, 8/01/42	4,000,000	4,316,520
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
5.25%, 10/01/19	335,000	335,191
5.40%, 10/01/33	1,485,000	1,484,881
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL Insured,
5.00%, 6/01/35	10,000,000	10,063,700
Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34	5,000,000	5,351,550
Miami-Dade County School District GO, School Bonds, 5.00%, 3/15/43	2,465,000	2,600,501
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38	10,000,000	11,000,600
Miami-Dade County Special Obligation Revenue, Juvenile Courthouse Project, Series A,
AMBAC Insured, 5.00%, 4/01/35	5,000,000	5,005,600
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%, 7/01/42	5,000,000	5,206,850
Miami-Dade County Water and Sewer System Revenue,
AGMC Insured, 5.00%, 10/01/39	10,000,000	10,513,600
Refunding, Series A, 5.00%, 10/01/42	10,000,000	10,417,000
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,256,200
Okaloosa County Water and Sewer Revenue, Refunding, AGMC Insured, 5.00%, 7/01/36	8,000,000	8,254,160
Orange County Health Facilities Authority Hospital Revenue, Orlando Regional Healthcare
System,
Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	5,000,000	5,255,500
Refunding, Series C, 5.25%, 10/01/35	4,000,000	4,232,600
Series B, 5.125%, 11/15/39	5,000,000	5,034,150
Orange County Health Facilities Authority Revenue, Hospital, Orlando Health Inc., Series A,
5.00%, 10/01/42	10,000,000	9,977,000
Orange County School Board COP, Series A, Assured Guaranty, 5.50%, 8/01/34	10,000,000	10,848,700
Orlando Tourist Development Tax Revenue, 6th Central Contact Payments, senior bond,
Series A, Assured Guaranty, 5.25%, 11/01/38	16,740,000	16,854,836
Orlando-Orange County Expressway Authority Revenue,
Refunding, 5.00%, 7/01/35	8,330,000	8,845,794
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	225,000	269,861
Series A, 5.00%, 7/01/40	5,000,000	5,205,700
Series C, 5.00%, 7/01/35	5,000,000	5,216,950
Series C, 5.00%, 7/01/40	2,755,000	2,845,199

	Annual Report | 101

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33	$1,000,000	$1,064,270
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%,
10/01/25	5,000,000	5,655,750
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,285,750
Panama City Beach Utility Revenue, Assured Guaranty, 5.00%, 6/01/39	3,000,000	3,130,260
Port St. Lucie Utility System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/32	5,000,000	2,010,050
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/33	5,000,000	1,880,950
Refunding, Assured Guaranty, 5.25%, 9/01/35	2,000,000	2,157,140
Refunding, Series A, NATL Insured, 5.00%, 9/01/30	10,000,000	10,559,900
Sarasota Special Obligation Revenue, Capital Appreciation, Refunding, AMBAC Insured,
zero cpn., 11/01/15	2,180,000	2,070,738
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group,
Refunding, 5.00%, 5/01/36	7,000,000	7,154,840
South Florida Water Management District COP, AMBAC Insured, 5.00%, 10/01/31	12,050,000	12,377,037
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%,
10/01/34	5,000,000	5,278,650
St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured,
Pre-Refunded, zero cpn.,
6/01/22	4,000,000	2,695,680
6/01/23	4,255,000	2,706,308
6/01/24	1,500,000	900,060
6/01/25	2,130,000	1,208,221
St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36	3,180,000	3,345,455
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,258,667
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,647,375
Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	1,585,000	1,644,184
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%,
10/01/34	8,000,000	8,488,880
10/01/38	14,340,000	15,092,563
10/01/38	10,000,000	10,747,300
Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, NATL Insured,
6.00%, 10/01/15	435,000	451,582
6.05%, 10/01/20	1,715,000	1,888,129
6.10%, 10/01/26	2,695,000	3,029,773
Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%,
10/01/16	625,000	683,513
University of North Florida FICO Capital Improvement Revenue, Student Union Project,
NATL RE, FGIC Insured, 5.00%, 11/01/32	5,150,000	5,279,213
Viera East CDD Special Assessment, Series B, ETM, 6.75%, 5/01/14	830,000	838,449
[a]Village Center CDD Recreational Revenue, Series A, NATL Insured, 5.20%, 11/01/25	5,000,000	5,022,000
Volusia County Tourist Development Tax Revenue, FSA Insured, 5.00%, 12/01/34	11,000,000	11,207,790
West Lake CDD Special Assessment, NATL Insured, 5.75%, 5/01/17	620,000	620,415
West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment Area,
Series A, 5.00%, 3/01/35	1,000,000	1,008,270
		719,310,771

102 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 11.4%
Puerto Rico 10.2%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	$2,100,000	$1,598,562
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	15,000,000	11,867,700
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	255,000	200,749
Series G, 5.00%, 7/01/33	1,495,000	877,849
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	19,800,000	12,741,102
Series XX, 5.25%, 7/01/40	12,250,000	8,152,497
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%,
6/01/26	5,900,000	5,302,920
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	5,000,000	3,220,550
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 6.00%, 8/01/42	8,000,000	6,596,960
first subordinate, Series A-1, 5.25%, 8/01/43	22,225,000	16,929,894
first subordinate, Series C, 5.50%, 8/01/40	15,000,000	11,930,400
Refunding, Senior Series C, 5.00%, 8/01/46	6,250,000	5,002,750
		84,421,933
U.S. Virgin Islands 1.2%
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	10,000,000	9,876,700
Total U.S. Territories		94,298,633
Total Municipal Bonds before Short Term Investments
(Cost $799,782,698)		813,609,404
Short Term Investments (Cost $3,500,000) 0.4%
Municipal Bonds 0.4%
Florida 0.4%
[b]Gainesville City Utilities System Revenue, Refunding, Series B, Daily VRDN and Put, 0.03%,
10/01/42	3,500,000	3,500,000
Total Investments (Cost $803,282,698) 98.7%		817,109,404
Other Assets, less Liabilities 1.3%		10,704,236
Net Assets 100.0%		$827,813,640

See Abbreviations on page 182.

aThe Internal Revenue Service is examining the bond and has proposed that the income generated by the bond is taxable. The issuer of the bond is seeking relief under IRS procedures. Until the matter is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust’s management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 103

Franklin Tax-Free Trust
Financial Highlights

Franklin Georgia Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.80	$12.49	$11.47	$11.92	$11.24
Income from investment operations[b]:
Net investment income[c]	0.46	0.46	0.50	0.50	0.50
Net realized and unrealized gains (losses)	(0.78)	0.30	1.02	(0.45)	0.68
Total from investment operations	(0.32)	0.76	1.52	0.05	1.18
Less distributions from net investment income	(0.46)	(0.45)	(0.50)	(0.50)	(0.50)
Net asset value, end of year	$12.02	$12.80	$12.49	$11.47	$11.92

Total return[d]	(2.47)%	6.13%	13.57%	0.33%	10.66%

Ratios to average net assets
Expenses	0.66%	0.66%	0.67%	0.67%	0.68%
Net investment income	3.83%	3.59%	4.15%	4.18%	4.27%

Supplemental data
Net assets, end of year (000’s)	$391,837	$498,086	$425,181	$361,875	$365,223
Portfolio turnover rate	5.87%	5.47%	7.18%	9.09%	9.61%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Georgia Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.96	$12.64	$11.60	$12.05	$11.35
Income from investment operations[b]:
Net investment income[c]	0.40	0.39	0.44	0.44	0.44
Net realized and unrealized gains (losses)	(0.80)	0.30	1.04	(0.46)	0.69
Total from investment operations	(0.40)	0.69	1.48	(0.02)	1.13
Less distributions from net investment income	(0.39)	(0.37)	(0.44)	(0.43)	(0.43)
Net asset value, end of year	$12.17	$12.96	$12.64	$11.60	$12.05

Total return[d]	(3.06)%	5.55%	12.99%	(0.24)%	10.14%

Ratios to average net assets
Expenses	1.21%	1.21%	1.22%	1.22%	1.23%
Net investment income	3.28%	3.04%	3.60%	3.63%	3.72%

Supplemental data
Net assets, end of year (000’s)	$112,533	$160,443	$129,426	$106,356	$101,641
Portfolio turnover rate	5.87%	5.47%	7.18%	9.09%	9.61%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.1%
Georgia 92.8%
Athens-Clarke County Unified Government Water and Sewerage Revenue,
5.625%, 1/01/33	$10,000,000	$11,203,300
5.50%, 1/01/38	5,000,000	5,463,100
Atlanta Airport General Revenue,
Refunding, Series C, 6.00%, 1/01/30	6,000,000	6,942,420
Series A, 5.00%, 1/01/40	9,000,000	9,302,220
Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
Refunding, Series C, AGMC Insured, 5.00%, 1/01/33	5,000,000	5,062,300
Series J, AGMC Insured, 5.00%, 1/01/34	5,000,000	5,131,150
Atlanta Development Authority Educational Facilities Revenue, Science Park LLC Project,
5.00%, 7/01/32	3,000,000	3,131,220
Atlanta Development Authority Revenue, Tuff Yamacraw LLC Project, Refunding, Series A,
AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,763,616
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC
University Commons Project, Refunding, 5.00%, 9/01/32	5,000,000	5,412,100
Atlanta GO, Refunding, Assured Guaranty, 5.25%, 12/01/23	2,000,000	2,284,220
Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project,
AGMC Insured, 5.00%, 12/01/26	1,140,000	1,222,148
Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty, 5.00%,
12/01/23	1,000,000	1,038,570
Atlanta Water and Wastewater Revenue,
Refunding, Series A, 6.00%, 11/01/28	5,055,000	5,915,614
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	5,926,750
Series A, NATL Insured, 5.00%, 11/01/33	2,245,000	2,246,302
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
5.25%, 12/01/22	2,500,000	2,423,175
5.375%, 12/01/28	2,000,000	1,867,500
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project,
AGMC Insured, 5.00%, 6/15/36	4,155,000	4,436,501
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II
LLC Project, AGMC Insured, 5.00%, 7/01/40	7,000,000	7,339,360
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue, MGC
Real Estate Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,594,115
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C,
AGMC Insured, 5.00%, 6/01/33	2,045,000	2,176,555
Bulloch County Development Authority Lease Revenue, Georgia Southern University Student
Housing and Athletic Facilities Project, XLCA Insured, Pre-Refunded, 5.00%, 8/01/27	5,000,000	5,097,850
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University
Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,166,854
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project,
Series B, 5.50%, 1/01/33	5,000,000	5,261,300
Series E, 7.00%, 1/01/23	5,000,000	5,750,050
Carroll City-County Hospital Authority Revenue, Anticipation Certificates, Tanner Medical Center
Inc. Project,
5.00%, 7/01/40	5,000,000	5,149,800
Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,144,350

106 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Cherokee County Water and Sewerage Authority Revenue,
AGMC Insured, 5.00%, 8/01/35	$3,000,000	$3,193,500
NATL Insured, 6.90%, 8/01/18	10,000	10,028
Clarke County Hospital Authority Revenue, Athens Regional Medical Center Project, Refunding,
5.00%, 1/01/32	2,000,000	2,138,640
Clayton County Development Authority Revenue,
Refunding, Series A, NATL Insured, 5.00%, 8/01/23	2,310,000	2,413,419
Tuff Archives LLC-Secretary of State of Georgia Project, Refunding, 5.00%, 7/01/33	5,000,000	5,416,950
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II
LLC Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,151,680
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional
Medical Center Project, Refunding, Series A,
5.00%, 8/01/30	2,000,000	2,102,720
5.25%, 8/01/35	1,000,000	1,061,860
Clayton County MFHR, Pointe Clear Apartments Project, AGMC Insured, 5.70%, 7/01/23	930,000	930,921
Clayton County Urban Redevelopment Agency Revenue, Clayton County Project, Refunding,
5.00%, 2/01/28	1,285,000	1,438,725
Cobb County Development Authority Student Recreation and Activities Center Revenue, KSU
SRAC Real Estate Foundation LLC Project, 5.00%,
7/15/35	2,500,000	2,659,600
7/15/38	2,500,000	2,623,475
Cobb County Development Authority University Facilities Revenue, Kennesaw State University
Foundations Project, Series D, NATL Insured, 5.00%, 7/15/29	5,000,000	5,005,800
Columbia County Water and Sewerage Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 6/01/24	1,010,000	1,021,645
Refunding, AGMC Insured, 5.00%, 6/01/24	120,000	120,907
Columbus Water and Sewerage Revenue, AGMC Insured, Pre-Refunded, 5.00%, 5/01/29	2,500,000	2,752,250
Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%,
6/15/40	5,000,000	5,176,550
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty,
5.25%, 9/01/30	1,750,000	1,841,263
5.50%, 9/01/37	5,000,000	5,261,300
Decatur County School Building Authority Revenue, High School Project, AGMC Insured, 5.00%,
10/01/32	1,500,000	1,547,910
Decatur Urban Redevelopment Agency Revenue, City of Decatur Projects, Series A, 5.00%,
1/01/38	6,195,000	6,728,142
DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and
Judicial Facility Project, 5.00%, 12/01/29	2,000,000	2,018,820
DeKalb County Water and Sewerage Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	4,000,000	4,387,920
Second Resolution, Series A, 5.25%, 10/01/41	11,425,000	12,380,815
DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue,
GGC Student Center LLC Project, 5.50%, 7/01/34	3,000,000	3,088,860
GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,253,100
DeKalb Private Hospital Authority Revenue, Anticipation Certificates, Children’s Healthcare of
Atlanta Inc. Project, Refunding, 5.25%, 11/15/39	5,000,000	5,266,000

Annual Report | 107

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured,
5.00%, 6/01/32	$2,225,000	$2,374,053
Pre-Refunded, 5.00%, 6/01/29	3,410,000	3,689,620
Fairburn GO, AGMC Insured, 5.75%, 12/01/31	2,000,000	2,212,620
Fayette County School District GO, AGMC Insured, Pre-Refunded,
4.75%, 3/01/21	1,355,000	1,474,484
4.95%, 3/01/25	1,000,000	1,092,140
Forsyth County Water and Sewerage Authority Revenue, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,384,250
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,319,708
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,253,200
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,634,540
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%,
11/01/29	5,000,000	5,618,450
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%,
11/01/30	2,000,000	2,230,680
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%,
11/01/31	2,455,000	2,721,539
Molecular Science Building Project, NATL Insured, 5.00%, 5/01/25	2,240,000	2,250,595
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,253,300
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.25%, 6/15/37	5,000,000	5,294,400
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast
Georgia Healthcare Project, Series A, 5.375%, 2/15/40	5,000,000	5,128,800
Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
12/01/26	2,000,000	2,001,580
Georgia School Boards Assn. Inc. COP, DeKalb County Public Schools Project,
AMBAC Insured, 5.00%, 12/01/27	4,285,000	4,483,224
NATL Insured, 5.00%, 12/01/25	2,600,000	2,704,416
Georgia State GO, Series B, 5.00%, 7/01/28	3,225,000	3,575,590
Georgia State HFAR, SFM,
Series A, 3.80%, 12/01/37	5,000,000	4,892,450
Series C, 5.00%, 12/01/27	1,000,000	1,020,950
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation I LLC
Project,
6.00%, 6/15/34	5,000,000	5,488,150
Assured Guaranty, 5.625%, 6/15/38	3,000,000	3,160,770
Georgia State Municipal Electric Authority Power Revenue,
Series GG, 5.00%, 1/01/39	7,000,000	7,462,070
Series W, 6.60%, 1/01/18	530,000	601,047
Georgia State Municipal Electric Authority Revenue,
General Resolution Projects, sub. note, Refunding, Series D, 5.50%, 1/01/26	5,000,000	5,663,350
Project One, sub. bond, Series E, NATL Insured, 5.00%, 1/01/25	2,315,000	2,422,879
Georgia State Municipal Gas Authority Revenue, Gas Portfolio III, Refunding, Series S, 5.00%,
10/01/25	2,500,000	2,793,250
10/01/26	2,500,000	2,767,775
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast
Georgia Health System Project, Series A, 5.625%, 8/01/34	5,000,000	5,277,450

108 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,
Refunding, NATL Insured, 5.25%,
1/01/22	$3,000,000	$3,554,640
1/01/24	2,000,000	2,378,420
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
System Inc. Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,288,800
Gwinnett County School District GO,
5.00%, 2/01/32	4,125,000	4,469,561
5.00%, 2/01/36	5,815,000	6,236,006
Pre -Refunded, 5.00%, 2/01/32	875,000	1,018,964
Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured, 5.00%,
12/01/27	2,015,000	2,063,098
Habersham County School District GO, NATL Insured, Pre-Refunded, 5.00%, 4/01/28	2,750,000	3,016,805
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%,
10/01/23	3,300,000	4,088,535
LaGrange-Troup County Hospital Authority Revenue, Series A, 5.50%, 7/01/38	4,000,000	4,213,040
Lincoln County School District GO, 5.50%, 4/01/37	2,200,000	2,407,086
Macon-Bibb County Hospital Authority Revenue, The Medical Center of Central Georgia Inc.
Project, RAN, 5.00%, 8/01/35	5,000,000	5,196,350
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	5,561,550
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
Healthcare System Inc. Project,
Assured Guaranty, 6.375%, 8/01/29	4,000,000	4,368,240
Refunding, AGMC Insured, 5.00%, 8/01/41	5,000,000	5,106,900
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture Series,
Refunding, Series B, AGMC Insured, 5.00%, 7/01/37	10,000,000	10,702,800
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton LLC Academic
Building Newton Campus Project, Assured Guaranty, 5.00%, 6/01/24	3,150,000	3,294,364
Paulding County GO, Courthouse Government Complex Project, NATL RE, FGIC Insured, 5.00%,
2/01/32	4,000,000	4,258,800
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%,
4/01/42	3,500,000	3,646,090
Paulding County School District GO, 5.00%, 2/01/33	4,000,000	4,239,240
Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State
University Foundation Property LLC Project, AMBAC Insured, 5.00%, 6/01/34	3,000,000	3,029,490
Private Colleges and Universities Authority Revenue, Emory University, Refunding,
Series A, 5.00%, 9/01/41	8,695,000	9,322,605
Series A, 5.00%, 10/01/43	5,000,000	5,435,700
Series B, 5.00%, 9/01/35	10,000,000	10,779,400
Richmond County Development Authority Educational Facilities Revenue, Augusta State
University Jaguar Student Center LLC Project, Series A, XLCA Insured, 5.00%, 7/01/29	1,000,000	1,026,090
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co.
Project, 5.80%, 12/01/20	1,500,000	1,501,680
Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%,
12/01/30	1,500,000	1,539,600
Thomasville Hospital Authority Revenue, Anticipation Certificates, John D. Archbold Memorial
Hospital Inc. Project,
5.25%, 11/01/35	1,000,000	1,047,930
5.375%, 11/01/40	5,000,000	5,254,750

	Annual Report | 109

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	$2,000,000	$2,083,200
Upper Oconee Basin Water Authority Revenue, Refunding, NATL Insured, 5.00%, 7/01/26	1,000,000	1,043,340
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
Center Project,
5.00%, 10/01/33	2,000,000	2,022,060
Series B, 5.00%, 10/01/41	3,000,000	3,083,610
Walton County School District GO, Refunding, 5.25%, 8/01/25	3,775,000	4,569,864
Walton County Water and Sewer Authority Revenue,
Hard Labor Creek Project, AGMC Insured, 5.00%, 2/01/33	5,000,000	5,249,050
Oconee, Hard Creek Resources Project, AGMC Insured, 5.00%, 2/01/38	3,845,000	4,142,488
		467,932,716
U.S. Territories 6.3%
Puerto Rico 6.3%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	5,000,000	3,955,900
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series L, NATL Insured, 5.25%, 7/01/35	10,000,000	8,425,600
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	5,000,000	3,217,450
Series XX, 5.25%, 7/01/40	5,000,000	3,327,550
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.375%, 8/01/39	10,000,000	7,694,600
first subordinate, Series C, 5.50%, 8/01/40	5,000,000	3,976,800
Senior Series C, 5.25%, 8/01/40	1,430,000	1,200,928
		31,798,828
Total Municipal Bonds (Cost $486,874,031) 99.1%		499,731,544
Other Assets, less Liabilities 0.9%		4,638,144
Net Assets 100.0%		$504,369,688

See Abbreviations on page 182.

110 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Kentucky Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.86	$11.62	$10.78	$11.15	$10.50
Income from investment operations[b]:
Net investment income[c]	0.43	0.43	0.47	0.45	0.46
Net realized and unrealized gains (losses)	(0.75)	0.24	0.83	(0.37)	0.66
Total from investment operations	(0.32)	0.67	1.30	0.08	1.12
Less distributions from net investment income	(0.42)	(0.43)	(0.46)	(0.45)	(0.47)
Net asset value, end of year	$11.12	$11.86	$11.62	$10.78	$11.15

Total return[d]	(2.70)%	5.84%	12.32%	0.72%	10.85%

Ratios to average net assets
Expenses	0.76%	0.74%	0.75%	0.74%	0.76%
Net investment income	3.82%	3.63%	4.19%	4.06%	4.25%

Supplemental data
Net assets, end of year (000’s)	$165,889	$218,769	$190,231	$182,525	$187,618
Portfolio turnover rate	10.56%	6.76%	17.21%	13.17%	8.41%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 111

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.2%
Kentucky 91.1%
Boone County PCR, Collateralized, Dayton Power and Light Co. Project, Refunding, Series A,
FGIC Insured, 4.70%, 1/01/28	$3,000,000	$3,049,860
Bowling Green GO, Project, Series A, 5.00%, 6/01/38	5,000,000	5,386,800
Boyle County Revenue, Refunding and College Improvement, Assured Guaranty, 5.00%,
6/01/32	1,500,000	1,554,285
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue,
NATL Insured, 5.00%, 8/01/37	2,500,000	2,611,150
Campbell County School District Finance Corp. School Building Revenue, AGMC Insured,
5.00%, 8/01/26	2,845,000	2,965,941
Christian County Hospital Revenue, Jennie Stuart Medical Center Inc., Refunding,
Assured Guaranty, 5.50%, 2/01/36	3,000,000	3,100,800
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41	2,000,000	2,180,120
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
Refunding, Series A, NATL Insured, 6.10%, 1/01/24	265,000	265,374
Jefferson County School District Finance Corp. School Building Revenue,
Series A, NATL Insured, 4.75%, 6/01/27	2,440,000	2,587,815
Series D, 3.00%, 10/01/27	1,760,000	1,616,419
Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L,
XLCA Insured, 5.00%, 11/01/29	1,000,000	1,028,270
Kentucky Economic Development Finance Authority Hospital Revenue, Baptist Healthcare
System Obligated Group, 5.25%, 8/15/46	5,000,000	5,161,400
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville
Arena Authority Inc., Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33	2,000,000	2,092,460
Kentucky Economic Development Finance Authority Revenue, Catholic Health, Refunding,
Series A, 5.00%, 5/01/29	5,670,000	6,010,087
Kentucky Rural Water Finance Corp. Public Project Revenue, Multimodal, Flexible Term Program,
Series A, 5.00%, 2/01/26	485,000	485,485
Series I, 5.00%, 2/01/34	1,010,000	1,015,494
Kentucky State Housing Corp. Conduit MFHR, Collateral Mortgage Loan, Country Place
Apartments Project, GNMA Secured,
5.00%, 4/20/40	2,280,000	2,323,206
5.25%, 4/20/45	1,850,000	1,904,501
Kentucky State Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32	2,000,000	2,011,260
Kentucky State Infrastructure Authority Revenue, Wastewater and Drinking Water Revolving
Fund, Series A, 5.00%,
2/01/28	2,000,000	2,251,120
2/01/31	4,190,000	4,645,076
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A,
NATL Insured, 5.00%,
9/01/32	5,000,000	5,244,300
9/01/37	3,250,000	3,313,472
Kentucky State Property and Buildings Commission Revenues, Project No. 90, Refunding,
5.50%, 11/01/28	5,000,000	5,624,750
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization
Projects, Refunding, Series A, 5.00%,
7/01/28	1,000,000	1,106,980
7/01/29	1,000,000	1,107,520
7/01/30	2,500,000	2,753,825

112 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Lexington-Fayette Urban County Airport Board Revenue, General Airport, Refunding,
Series A, 5.00%, 7/01/27	$2,000,000	$2,186,060
Series B, 5.00%, 7/01/29	1,185,000	1,302,434
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern
State Hospital Project, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,204,330
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,
Series A, AMBAC Insured, 5.00%, 5/15/36	1,000,000	1,033,080
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, 5.50%,
7/01/38	3,000,000	3,105,720
Louisville/Jefferson County Metro Government College Revenue, Bellarmine University Project,
Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,588,775
Louisville/Jefferson County Metro Government Health Facilities Revenue, Jewish Hospital and
St. Mary’s HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	2,000,000	2,415,560
Louisville/Jefferson County Metro Government Industrial Building Revenue, Sisters of Mercy of
the Americas, Regional Community of Cincinnati Obligated Group, 5.00%, 10/01/35	1,500,000	1,508,565
Louisville/Jefferson County Metro Government Parking Authority Revenue, first mortgage,
Series A, 5.375%, 12/01/39	1,995,000	2,183,508
Louisville/Jefferson County Metro Government Student Housing Industrial Building Revenue,
University of Louisville, Phase III Project, Series A, AMBAC Insured, 5.00%, 6/01/34	3,755,000	3,822,064
Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital Corp. Project,
5.125%, 8/01/37	2,500,000	2,396,325
6.375%, 8/01/40	2,500,000	2,619,350
Oldham County School District Finance Corp. School Building Revenue, NATL Insured,
Pre-Refunded, 5.00%, 5/01/24	3,000,000	3,022,620
Owen County Waterworks System Revenue, American Water Co. Project,
Series A, 6.25%, 6/01/39	2,000,000	2,115,680
Series A, 5.375%, 6/01/40	2,000,000	2,036,400
Series B, 5.625%, 9/01/39	2,000,000	2,061,280
Owensboro GO, Public Project, 5.00%, 4/01/41	5,440,000	5,751,440
Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35	6,500,000	6,906,250
Pikeville Hospital Revenue, Pikeville Medical Center, Refunding and Improvement, 6.50%,
3/01/41	2,875,000	3,207,407
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,582,950
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Refunding,
6.00%, 12/01/28	1,000,000	1,127,780
Russell Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/26	5,000,000	5,370,100
Trimble County Environmental Facilities Revenue,
Kentucky Utilities Co. Project, Series A, AMBAC Insured, 6.00%, 3/01/37	5,000,000	5,349,800
Louisville Gas and Electric Co. Project, Refunding, Series A, AMBAC Insured, 4.60%,
6/01/33	3,750,000	3,785,700
University of Louisville Revenue, General Receipts, Series A, 5.00%, 9/01/28	2,220,000	2,448,460
Warren County Hospital Facility Revenue,
Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,750,000	1,849,855
Community Hospital Corp. Project, Refunding, Series A, 5.00%, 8/01/29	1,000,000	1,027,910
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32	1,625,000	1,777,262
		151,184,435

Annual Report | 113

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 7.1%
Puerto Rico 7.1%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.375%,
5/15/33	$1,375,000	$1,362,708
Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.125%, 7/01/31	3,125,000	2,337,656
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Series K, 5.00%, 7/01/27	3,000,000	1,908,390
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series N, 5.00%,
7/01/32	3,000,000	2,167,920
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series C, 5.50%, 8/01/40	5,000,000	3,976,800
		11,753,474
Total Municipal Bonds (Cost $159,915,827) 98.2%		162,937,909
Other Assets, less Liabilities 1.8%		2,951,332
Net Assets 100.0%		$165,889,241

See Abbreviations on page 182.

114 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Louisiana Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.04	$11.88	$10.91	$11.28	$10.43
Income from investment operations[b]:
Net investment income[c]	0.45	0.44	0.48	0.48	0.48
Net realized and unrealized gains (losses)	(0.80)	0.15	0.98	(0.37)	0.85
Total from investment operations	(0.35)	0.59	1.46	0.11	1.33
Less distributions from net investment income	(0.43)	(0.43)	(0.49)	(0.48)	(0.48)
Net asset value, end of year	$11.26	$12.04	$11.88	$10.91	$11.28

Total return[d]	(2.90)%	5.06%	13.67%	0.92%	12.99%

Ratios to average net assets
Expenses	0.67%	0.67%	0.68%	0.68%	0.69%
Net investment income	3.91%	3.63%	4.22%	4.26%	4.40%

Supplemental data
Net assets, end of year (000’s)	$321,748	$432,579	$383,414	$323,109	$327,368
Portfolio turnover rate	16.98%	10.08%	7.06%	12.90%	4.45%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Louisiana Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.21	$12.03	$11.04	$11.41	$10.54
Income from investment operations[b]:
Net investment income[c]	0.39	0.37	0.42	0.42	0.43
Net realized and unrealized gains (losses)	(0.83)	0.17	1.00	(0.38)	0.86
Total from investment operations	(0.44)	0.54	1.42	0.04	1.29
Less distributions from net investment income	(0.36)	(0.36)	(0.43)	(0.41)	(0.42)
Net asset value, end of year	$11.41	$12.21	$12.03	$11.04	$11.41

Total return[d]	(3.55)%	4.58%	13.09%	0.34%	12.44%

Ratios to average net assets
Expenses	1.22%	1.22%	1.23%	1.23%	1.24%
Net investment income	3.36%	3.08%	3.67%	3.71%	3.85%

Supplemental data
Net assets, end of year (000’s)	$66,262	$100,380	$78,121	$64,511	$64,018
Portfolio turnover rate	16.98%	10.08%	7.06%	12.90%	4.45%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

116 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 96.7%
Louisiana 86.8%
Alexandria Sales and Use Tax Revenue, 5.00%,
8/01/26	$1,710,000	$1,895,125
8/01/27	1,790,000	1,974,334
8/01/28	1,875,000	2,057,419
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38	10,000,000	10,532,400
Bossier City Utilities Revenue, BHAC Insured, 5.50%, 10/01/33	5,000,000	5,438,800
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University
Student Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%,
5/01/29	2,050,000	2,123,452
Calcasieu Parish School District No. 23 GO, Public School, Refunding, Series A, 5.00%,
2/15/29	1,380,000	1,500,502
East Baton Rouge Mortgage Finance Authority SFMR, MBS Program,
Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	500,000	502,715
Series A-2, GNMA Secured, 5.10%, 10/01/40	340,000	344,321
East Baton Rouge Parish Park and Recreation District GO, AGMC Insured, Pre-Refunded,
5.00%, 5/01/25	3,325,000	3,509,105
East Baton Rouge Parish Sales Tax Revenue,
Public Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 2/01/24	2,000,000	2,086,800
Road and Street Improvement, Assured Guaranty, 5.25%, 8/01/28	1,000,000	1,119,420
Road and Street Improvement, Assured Guaranty, 5.50%, 8/01/30	1,700,000	1,906,958
East Baton Rouge Sewerage Commission Revenue, Refunding, Series A, 5.25%,
2/01/34	2,500,000	2,701,400
2/01/39	8,250,000	8,826,180
England District Sub-District No. 1 Revenue, NATL RE, FGIC Insured, Pre-Refunded, 5.00%,
8/15/19	5,000,000	5,348,250
Jefferson Parish Hospital Service District No.1 Hospital Revenue, West Jefferson Medical Center,
Refunding, Series A, 6.00%, 1/01/39	3,105,000	3,306,359
Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, NATL Insured,
5.00%, 4/01/29	3,060,000	3,077,717
Jefferson Parish West Jefferson Park and Community Center Revenue, NATL Insured, 5.00%,
10/01/29	2,925,000	2,957,555
Kenner Consolidated Sewerage District Revenue, AGMC Insured, 5.00%, 11/01/36	4,000,000	4,162,240
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33	8,605,000	9,195,131
Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27	5,000,000	5,440,800
Lafayette Public Improvement Sales Tax Revenue, 5.00%, 3/01/36	1,865,000	1,947,657
Lafayette Public Power Authority Electric Revenue, NATL Insured, 5.00%, 11/01/32	5,000,000	5,260,300
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, Assured Guaranty, 5.25%,
10/01/30	4,000,000	4,224,800
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 5.75%, 10/01/29	750,000	807,968
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/34	1,750,000	1,878,030
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/38	1,335,000	1,425,219
Lafayette Utilities Revenue,
5.00%, 11/01/33	5,000,000	5,497,700
NATL Insured, Pre-Refunded, 5.00%, 11/01/28	5,000,000	5,158,150
Louisiana HFA, SFMR, Home Ownership Program,
Series A, GNMA Secured, 5.50%, 6/01/40	2,800,000	2,821,728
Series B, GNMA Secured, 6.125%, 12/01/33	555,000	586,557

Annual Report | 117

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue,
Ascension Parish Library Projects, AMBAC Insured, Pre-Refunded, 5.25%, 4/01/29	$1,000,000	$1,054,060
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,368,700
Denham Springs Sewer District No. 1 Project, Assured Guaranty, 5.00%, 12/01/39	3,750,000	3,940,387
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding,
AMBAC Insured, 5.00%, 12/01/37	5,370,000	5,605,958
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding,
AMBAC Insured, 5.00%, 12/01/44	8,870,000	9,210,164
Independence Stadium Project, Refunding, 5.25%, 3/01/30	8,845,000	9,195,970
Jefferson Parish Projects, Refunding, Series A, 5.375%, 4/01/31	2,000,000	2,153,580
Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27	1,000,000	1,076,320
Livingston Parish Road Project, AMBAC Insured, 5.00%, 3/01/21	3,540,000	3,681,246
McNeese State University Student Parking, Cowboys Facilities Inc. Project, AGMC Insured,
5.00%, 3/01/36	1,800,000	1,851,300
Monroe Regional Airport Terminal Project, Assured Guaranty, 5.50%, 2/01/39	2,000,000	2,116,440
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%, 1/01/24	2,620,000	2,889,467
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%, 1/01/33	2,500,000	2,706,100
Southeastern Louisiana Student Housing, University Facilities Inc. Project, Series A,
NATL Insured, Pre-Refunded, 5.00%, 8/01/27	3,000,000	3,059,340
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Series A, 6.75%, 7/01/39	3,500,000	3,902,010
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,130,700
Touro Infirmary Project, Series A, 5.625%, 8/15/29	3,435,000	3,435,103
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31	6,000,000	6,182,700
Black and Gold Facilities Project, Series A, CIFG Insured, 5.00%, 7/01/30	5,000,000	4,445,550
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,690,900
Entergy Louisiana LLC Project, Refunding, 5.00%, 6/01/30	5,000,000	5,115,000
Loyola University Project, 5.00%, 10/01/39	5,000,000	5,204,100
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,171,750
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	5,000,000	5,484,850
Ochsner Clinic Foundation Project, Refunding, Series A, 5.375%, 5/15/43	5,000,000	5,033,800
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27	3,990,000	4,081,411
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	3,184,850
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37	5,540,000	5,811,626
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
Series B, AMBAC Insured, 5.00%, 6/01/23	5,000,000	5,283,800
Series C-2, Assured Guaranty, 6.75%, 6/01/26	5,000,000	5,875,800
Louisiana State Gasoline and Fuels Tax Revenue,
second lien, Refunding, Series C-1, 5.00%, 5/01/43	5,000,000	5,332,500
Series A, AGMC Insured, 5.00%, 5/01/31	13,000,000	14,062,360
Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/01/35	2,300,000	2,427,351
Louisiana State GO, Match, Series B, Assured Guaranty, Pre-Refunded, 5.00%,
7/15/24	3,475,000	3,856,346
7/15/25	1,765,000	1,958,691

118 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana State Highway Improvement Revenue, Series A, 5.00%, 6/15/30	$2,860,000	$3,173,284
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38	4,500,000	4,876,740
Louisiana State Unclaimed Property Special Revenue, Series I-49 Project, 5.00%, 9/01/33	5,860,000	6,304,540
Louisiana State University and Agricultural and Mechanical College Revenue, Board of
Supervisors, Auxiliary,
5.00%, 7/01/37	4,000,000	4,254,040
NATL RE, FGIC Insured, 5.00%, 7/01/31	3,000,000	3,125,280
Refunding, Series A, 5.00%, 7/01/40	5,000,000	5,202,900
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1,
Assured Guaranty, 6.00%, 1/01/23	2,000,000	2,242,600
New Orleans GO,
Drainage System, AMBAC Insured, 5.00%, 12/01/18	1,000,000	1,001,680
Public Improvement, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/29	1,485,000	1,540,450
Radian Insured, 5.125%, 12/01/30	10,055,000	10,401,194
New Orleans Sewage Service Revenue, Refunding, Assured Guaranty, 6.25%, 6/01/29	500,000	556,910
Port of New Orleans Board of Commissioners Port Facility Revenue, Refunding,
Assured Guaranty, 5.125%, 4/01/38	5,000,000	5,033,550
Shreveport GO, 5.00%, 8/01/29	4,790,000	5,173,871
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	5,084,850
St. Tammany Parish Utilities Revenue, Series B,
5.50%, 8/01/35	2,650,000	2,838,548
5.00%, 8/01/44	3,290,000	3,393,470
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST,
AGMC Insured, 5.00%, 4/01/32	2,265,000	2,397,548
		336,796,777
U.S. Territories 9.9%
Puerto Rico 8.9%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A-4, AGMC Insured, 5.25%, 7/01/30	5,000,000	4,539,800
Series A, 5.00%, 7/01/33	615,000	449,374
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series L, NATL Insured, 5.25%, 7/01/35	10,000,000	8,425,600
Puerto Rico Electric Power Authority Power Revenue,
Series CCC, 5.25%, 7/01/27	5,000,000	3,503,250
Series WW, 5.25%, 7/01/33	6,450,000	4,466,690
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A,
6.375%, 8/01/39	10,000,000	8,540,500
5.50%, 8/01/42	6,000,000	4,713,120
		34,638,334
U.S. Virgin Islands 1.0%
Virgin Islands PFAR, Matching Fund Loan Note, sub. lien, Series B, 5.00%, 10/01/25	3,500,000	3,712,800
Total U.S. Territories		38,351,134
Total Municipal Bonds before Short Term Investments (Cost $366,082,169)		375,147,911

Annual Report | 119

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (Cost $5,000,000) 1.3%
Municipal Bonds 1.3%
Louisiana 1.3%
[a]Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop LLC Project,
First Stage, ACES, Refunding, Daily VRDN and Put, 0.05%, 9/01/17	$5,000,000	$5,000,000
Total Investments (Cost $371,082,169) 98.0%		380,147,911
Other Assets, less Liabilities 2.0%		7,862,322
Net Assets 100.0%		$388,010,233

See Abbreviations on page 182.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

120 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Maryland Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.98	$11.90	$10.91	$11.30	$10.35
Income from investment operations[b]:
Net investment income[c]	0.41	0.42	0.48	0.46	0.49
Net realized and unrealized gains (losses)	(0.79)	0.09	0.98	(0.38)	0.95
Total from investment operations	(0.38)	0.51	1.46	0.08	1.44
Less distributions from net investment income	(0.40)	(0.43)	(0.47)	(0.47)	(0.49)
Net asset value, end of year	$11.20	$11.98	$11.90	$10.91	$11.30

Total return[d]	(3.17)%	4.34%	13.65%	0.61%	14.17%

Ratios to average net assets
Expenses	0.65%	0.65%	0.65%	0.65%	0.66%
Net investment income	3.62%	3.52%	4.22%	4.06%	4.44%

Supplemental data
Net assets, end of year (000’s)	$407,061	$538,409	$508,123	$471,729	$511,636
Portfolio turnover rate	12.30%	19.56%	11.62%	11.99%	7.33%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 121

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Maryland Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.18	$12.09	$11.08	$11.46	$10.50
Income from investment operations[b]:
Net investment income[c]	0.35	0.36	0.42	0.40	0.43
Net realized and unrealized gains (losses)	(0.81)	0.09	1.00	(0.38)	0.96
Total from investment operations	(0.46)	0.45	1.42	0.02	1.39
Less distributions from net investment income	(0.33)	(0.36)	(0.41)	(0.40)	(0.43)
Net asset value, end of year	$11.39	$12.18	$12.09	$11.08	$11.46

Total return[d]	(3.73)%	3.78%	13.02%	0.12%	13.45%

Ratios to average net assets
Expenses	1.20%	1.20%	1.20%	1.20%	1.21%
Net investment income	3.07%	2.97%	3.67%	3.51%	3.89%

Supplemental data
Net assets, end of year (000’s)	$130,550	$177,499	$155,763	$143,708	$142,575
Portfolio turnover rate	12.30%	19.56%	11.62%	11.99%	7.33%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

122 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Maryland Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.99	$11.90	$10.91	$11.30	$10.69
Income from investment operations[c]:
Net investment income[d]	0.42	0.43	0.49	0.47	0.33
Net realized and unrealized gains (losses)	(0.80)	0.10	0.98	(0.38)	0.61
Total from investment operations	(0.38)	0.53	1.47	0.09	0.94
Less distributions from net investment income	(0.41)	(0.44)	(0.48)	(0.48)	(0.33)
Net asset value, end of year	$11.20	$11.99	$11.90	$10.91	$11.30

Total return[e]	(3.16)%	4.53%	13.76%	0.71%	8.83%

Ratios to average net assets[f]
Expenses	0.55%	0.55%	0.55%	0.55%	0.56%
Net investment income	3.72%	3.62%	4.32%	4.16%	4.54%

Supplemental data
Net assets, end of year (000’s)	$19,985	$30,380	$18,711	$6,245	$3,504
Portfolio turnover rate	12.30%	19.56%	11.62%	11.99%	7.33%

aFor the year ended February 29.
bFor the period to July 1, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 123

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 95.5%
Maryland 85.4%
Annapolis GO, Refunding, 5.00%, 8/01/31	$1,250,000	$1,424,675
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33	3,140,000	3,534,510
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	13,559,180
Refunding, 4.625%, 3/01/32	2,000,000	2,004,720
Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27,
5.00%, 1/01/28	1,990,000	2,224,322
Baltimore City GO, Consolidated Public Improvement, Refunding, Series B, 5.00%,
10/15/28	500,000	566,050
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%,
9/01/39	15,095,000	13,996,839
Baltimore County GO, Metropolitan District 74th Issue, Refunding, 5.00%, 2/01/32	1,250,000	1,416,287
Baltimore Project Revenue,
sub. bond, Water Projects, Series A, 5.375%, 7/01/34	750,000	817,328
sub. bond, Water Projects, Series A, 5.75%, 7/01/39	1,250,000	1,379,038
Wastewater Projects, AGMC Insured, 5.00%, 7/01/37	5,000,000	5,223,450
Wastewater Projects, Series A, 5.00%, 7/01/38	8,930,000	9,724,681
Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	15,465,659
Wastewater Projects, Series A, AGMC Insured, 5.00%, 7/01/38	5,000,000	5,236,800
Wastewater Projects, Series C, 5.125%, 7/01/34	1,835,000	1,977,635
Wastewater Projects, Series C, 5.625%, 7/01/39	2,965,000	3,253,287
Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31	2,855,000	3,024,244
Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32	2,120,000	2,233,102
Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,405,133
Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32	5,000,000	5,266,750
Baltimore Revenue, Water Projects, Refunding, Series B, 5.00%, 7/01/38	5,000,000	5,440,700
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding,
5.625%, 9/01/38	5,000,000	4,675,950
Frederick County GO, Public Improvements, Series A, 5.00%, 3/01/34	8,580,000	9,470,003
Howard County Housing Commission Revenue, Verona Oakland Mills Project, 5.00%,
10/01/28	10,000,000	10,314,400
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding,
5.00%, 11/01/30	3,935,000	4,329,169
Maryland State Community Development Administration Department of Housing and CDR,
Residential,
Series B, 4.75%, 9/01/39	5,335,000	5,404,888
Series C, 5.375%, 9/01/39	805,000	826,429
Maryland State Community Development Administration Local Government Infrastructure
Revenue, Subordinate Obligations, Refunding, Series B-1, 3.125%, 6/01/32	3,415,000	3,114,890
Maryland State EDC Student Housing Revenue,
Morgan University Project, Refunding, 5.00%, 7/01/27	4,750,000	4,797,975
Salisbury University Project, Refunding, 5.00%, 6/01/34	1,050,000	1,056,101
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33	5,000,000	4,938,350
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,044,499
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,191,567
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%,
7/01/30	3,245,000	3,142,718
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%,
7/01/35	3,675,000	3,503,304

124 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State EDC Student Housing Revenue, (continued)
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%,
6/01/25	$2,500,000	$2,590,325
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%,
6/01/28	2,000,000	2,058,740
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%,
6/01/33	9,370,000	9,548,030
University Village at Sheppard Pratt, 5.00%, 7/01/33	1,500,000	1,563,120
University Village at Sheppard Pratt, 5.00%, 7/01/33	2,495,000	2,508,323
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	11,776,600
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System Issue, Series A, 6.75%, 7/01/29	2,000,000	2,353,360
Anne Arundel Health System Issue, Series A, 6.75%, 7/01/39	2,000,000	2,337,340
Carroll Hospital Center, 5.00%, 7/01/40	6,790,000	6,901,084
Edenwald Issue, Series A, 5.40%, 1/01/31	1,000,000	1,007,720
Goucher College, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,593,210
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	12,956,460
Johns Hopkins Medical Institutions Utilities Program Issue, Series A, 5.00%, 5/15/37	9,395,000	9,467,999
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/31	7,060,000	7,899,646
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	5,000,000	5,469,200
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	16,250,850
The Johns Hopkins University Issue, Series A, Pre-Refunded, 5.00%, 7/01/38	5,805,000	5,895,268
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38	5,000,000	5,467,050
LifeBridge Health Issue, Refunding, Assured Guaranty, 5.00%, 7/01/34	10,945,000	11,199,581
LifeBridge Health Issue, Refunding, Assured Guaranty, 4.75%, 7/01/38	10,000,000	10,045,100
LifeBridge Health Issue, Series A, Pre-Refunded, 5.125%, 7/01/34	2,500,000	2,539,475
Loyola College, Series A, 5.00%, 10/01/40	10,050,000	10,131,204
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	5,275,000	5,548,825
Maryland Institute College of Art, 5.00%, 6/01/35	2,000,000	2,008,660
Maryland Institute College of Art, 5.00%, 6/01/36	6,900,000	6,932,223
Maryland Institute College of Art, 5.00%, 6/01/40	10,000,000	10,028,600
Maryland Institute College of Art, Refunding, 5.00%, 6/01/29	1,000,000	1,023,660
Medstar Health, Series A, 5.00%, 8/15/38	5,000,000	5,117,050
Mercy Medical Center, Series A, 5.00%, 7/01/37	10,000,000	9,999,300
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured,
5.00%, 7/01/27	655,000	655,301
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured,
5.00%, 7/01/34	5,000,000	5,001,550
Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured, 5.00%,
7/01/38	6,200,000	6,202,542
Peninsula Regional Medical Center Issue, 5.00%, 7/01/36	6,625,000	6,709,999
Union Hospital Cecil County Issue, 5.00%, 7/01/35	3,015,000	3,034,326
University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28	15,000,000	16,187,400
University of Maryland Medical System, Series A, 5.00%, 7/01/41	2,500,000	2,520,525
Washington County Hospital Issue, 5.75%, 1/01/38	2,500,000	2,526,200
Western Maryland Health, Refunding, Series A, NATL Insured, 4.75%, 7/01/36	17,120,000	17,130,101
Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project,
AMBAC Insured, 5.00%, 7/01/28	3,975,000	3,996,823

Annual Report | 125

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State Transportation Authority Transportation Facilities Projects Revenue,
AGMC Insured,
5.00%, 7/01/31	$7,455,000	$7,538,347
5.00%, 7/01/32	7,165,000	7,243,672
5.00%, 7/01/34	7,500,000	7,581,375
Pre -Refunded, 5.00%, 7/01/27	5,890,000	5,981,589
Montgomery County GO, Consolidated Public Improvement, Refunding, Series A, 4.00%,
11/01/20	8,000,000	8,997,200
Montgomery County Revenue, Department of Liquor Control,
Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,815,320
Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,476,237
Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,688,965
Series A, 5.00%, 4/01/30	1,935,000	2,116,658
Montgomery County Water Quality Protection Charge Revenue, Series A, 5.00%,
4/01/30	1,855,000	2,040,055
4/01/31	1,240,000	1,356,535
Morgan State University Academic and Auxiliary Facilities Fees Revenue, Refunding, 5.00%,
7/01/25	1,190,000	1,359,373
7/01/26	355,000	402,180
7/01/27	750,000	842,093
7/01/29	630,000	697,687
7/01/31	455,000	497,697
Prince George’s County COP, Public Safety Communications, 5.00%, 10/01/30	3,160,000	3,471,070
Prince George’s County GO, Consolidated Public Improvement, Series A, 5.00%, 9/15/28	3,725,000	4,291,386
Prince George’s County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured,
4.75%, 6/30/30	4,000,000	4,003,880
		476,568,722
District of Columbia 0.5%
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%,
7/01/32	2,500,000	2,715,825
U.S. Territories 9.6%
Puerto Rico 9.1%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	2,100,000	1,589,511
Puerto Rico Commonwealth GO, Public Improvement, Refunding, AGMC Insured, 5.125%,
7/01/30	1,935,000	1,754,368
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,000,000	3,399,100
Series XX, 5.25%, 7/01/40	5,000,000	3,327,550
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects,
Refunding, 5.125%, 12/01/27	4,250,000	4,257,650
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,
Series K, AGMC Insured, 5.25%, 7/01/27	5,300,000	4,912,835
Series Q, 5.625%, 7/01/39	5,000,000	3,878,200

126 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.75%, 8/01/37	$11,425,000	$9,287,611
Series A, 6.00%, 8/01/42	18,160,000	14,975,099
Series C, 5.25%, 8/01/41	1,300,000	979,797
University of Puerto Rico Revenue, University System, Refunding, Series P, 5.00%, 6/01/30	3,750,000	2,158,050
		50,519,771
U.S. Virgin Islands 0.5%
Virgin Islands PFAR,
Gross Receipts Taxes Loan Note, Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,000,000	2,019,400
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	1,019,920
		3,039,320
Total U.S. Territories		53,559,091
Total Municipal Bonds before Short Term Investments (Cost $533,579,423)		532,843,638
Short Term Investments (Cost $10,430,000) 1.9%
Municipal Bonds 1.9%
Maryland 1.9%
[a]Montgomery County GO, Consolidated Public Improvement, BAN, Refunding, Series A,
Daily VRDN and Put, 0.03%, 6/01/26	10,430,000	10,430,000
Total Investments (Cost $544,009,423) 97.4%		543,273,638
Other Assets, less Liabilities 2.6%		14,322,091
Net Assets 100.0%		$557,595,729

See Abbreviations on page 182.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 127

Franklin Tax-Free Trust
Financial Highlights

Franklin Missouri Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.77	$12.61	$11.55	$11.98	$11.28
Income from investment operations[b]:
Net investment income[c]	0.46	0.46	0.50	0.50	0.51
et realized and unrealized gains (losses)	(0.90)	0.16	1.07	(0.42)	0.70
Total from investment operations	(0.44)	0.62	1.57	0.08	1.21
Less distributions from net investment income	(0.45)	(0.46)	(0.51)	(0.51)	(0.51)
Net asset value, end of year	$11.88	$12.77	$12.61	$11.55	$11.98

Total return[d]	(3.44)%	4.96%	13.87%	0.58%	10.93%

Ratios to average net assets
Expenses	0.62%	0.63%	0.64%	0.64%	0.65%
Net investment income	3.80%	3.61%	4.15%	4.18%	4.37%

Supplemental data
Net assets, end of year (000’s)	$889,702	$1,163,080	$1,027,452	$884,732	$863,925
Portfolio turnover rate	10.57%	8.63%	13.08%	9.18%	5.87%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

128 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Missouri Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.88	$12.71	$11.64	$12.07	$11.35
Income from investment operations[b]:
Net investment income[c]	0.39	0.39	0.44	0.44	0.45
Net realized and unrealized gains (losses)	(0.91)	0.16	1.07	(0.43)	0.72
Total from investment operations	(0.52)	0.55	1.51	0.01	1.17
Less distributions from net investment income	(0.38)	(0.38)	(0.44)	(0.44)	(0.45)
Net asset value, end of year	$11.98	$12.88	$12.71	$11.64	$12.07

Total return[d]	(4.02)%	4.42%	13.24%	0.01%	10.44%

Ratios to average net assets
Expenses	1.17%	1.18%	1.19%	1.19%	1.20%
Net investment income	3.25%	3.06%	3.60%	3.63%	3.82%

Supplemental data
Net assets, end of year (000’s)	$166,226	$220,405	$174,437	$134,026	$120,256
Portfolio turnover rate	10.57%	8.63%	13.08%	9.18%	5.87%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 129

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Missouri Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.78	$12.62	$11.55	$11.98	$11.48
Income from investment operations[c]:
Net investment income[d]	0.47	0.47	0.51	0.51	0.35
Net realized and unrealized gains (losses)	(0.91)	0.16	1.08	(0.42)	0.49
Total from investment operations	(0.44)	0.63	1.59	0.09	0.84
Less distributions from net investment income	(0.46)	(0.47)	(0.52)	(0.52)	(0.34)
Net asset value, end of year	$11.88	$12.78	$12.62	$11.55	$11.98

Total return[e]	(3.43)%	5.06%	14.07%	0.68%	7.37%

Ratios to average net assets[f]
Expenses	0.52%	0.53%	0.54%	0.54%	0.55%
Net investment income	3.90%	3.71%	4.25%	4.28%	4.47%

Supplemental data
Net assets, end of year (000’s)	$42,840	$89,360	$67,401	$37,557	$12,860
Portfolio turnover rate	10.57%	8.63%	13.08%	9.18%	5.87%

aFor the year ended February 29.
bFor the period July 1, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

130 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.0%
Missouri 87.3%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax
Revenue,
Combined Lien, Refunding, Series A, 5.00%, 10/01/33	$14,425,000	$15,669,877
Combined Lien, Refunding, Series A, 5.00%, 10/01/44	10,000,000	10,607,600
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/35	5,500,000	5,808,660
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	30,300,000	31,814,697
Cape Girardeau County IDA Health Facilities Revenue,
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,500,000	7,479,450
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33	5,000,000	5,198,100
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37	11,000,000	11,290,510
St. Francis Medical Center, Series A, 5.75%, 6/01/39	3,150,000	3,397,212
Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper
Products, 5.30%, 5/15/28	6,875,000	6,877,200
Carroll County Public Water Supply District No. 1 Water System Revenue, Refunding,
5.625%, 3/01/34	1,000,000	1,057,470
6.00%, 3/01/39	1,000,000	1,058,700
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation
Obligation, Series A, Pre-Refunded, 5.75%, 10/01/33	10,290,000	12,180,170
Curators of the University of Missouri System Facilities Revenue,
Refunding, 5.00%, 11/01/27	1,065,000	1,204,238
Series A, 5.00%, 11/01/33	5,000,000	5,465,050
Series A, 5.00%, 11/01/35	20,000,000	21,568,600
System Facilities, Refunding, Series A, 5.00%, 11/01/25	4,150,000	4,401,324
System Facilities, Refunding, Series A, 5.00%, 11/01/26	2,635,000	2,790,544
Ferguson Reorganized School District No. R-2 GO, Missouri Direct Deposit Program, 5.00%,
5/01/24	1,265,000	1,490,954
Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22	1,000,000	1,020,080
Independence School District GO, Missouri Direct Deposit Program, Series A, 5.00%,
3/01/27	3,300,000	3,642,210
3/01/28	3,000,000	3,293,880
3/01/29	3,000,000	3,273,390
Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding and
Improvement, Series A, 5.00%, 3/01/29	4,000,000	4,368,120
Jackson County Special Obligation Revenue, Harry S. Truman Sports Complex Project,
AMBAC Insured, 5.00%,
12/01/28	2,400,000	2,571,624
12/01/29	26,925,000	28,776,363
Jefferson County Consolidated School District No. 006 Lease Participation COP,
AGMC Insured, Pre-Refunded, 5.00%, 3/01/25	1,050,000	1,099,770
Joplin IDA Health Facilities Revenue, Freeman Health System Project,
5.125%, 2/15/26	6,000,000	6,398,100
5.00%, 2/15/28	1,150,000	1,213,400
5.50%, 2/15/29	2,000,000	2,062,620
5.50%, 2/15/31	2,055,000	2,183,890
5.75%, 2/15/35	2,500,000	2,571,975
Joplin Schools GO, Schools Building, Direct Deposit Program, 5.00%,
3/01/32	1,250,000	1,384,388
3/01/33	2,175,000	2,396,524

Annual Report | 131

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	$5,000,000	$5,491,400
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	13,073,880
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,111,840
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/24	4,470,000	4,824,829
Kansas City Missouri IDA, AMBAC Insured, 4.50%, 12/01/32	5,690,000	5,756,004
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/32	15,000,000	15,488,850
Kansas City Sanitary Sewer System Revenue,
Improvement and Refunding, Series A, 5.00%, 1/01/37	29,210,000	31,406,592
Series A, 5.25%, 1/01/34	9,500,000	10,314,720
Kansas City Special Obligation Revenue,
Downtown Arena Project, Refunding and Improvement, Series C, 5.125%, 4/01/38	10,000,000	10,852,600
East Village Project, Series B, Assured Guaranty, 5.00%, 4/15/31	6,445,000	6,901,177
Kansas City Water Revenue, Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	14,164,834
Lincoln University Auxiliary System Sub. Revenue, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,382,265
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Series A, 5.75%, 5/01/38	2,000,000	2,193,420
Series A, NATL Insured, Pre-Refunded, 5.00%, 5/01/34	20,000,000	20,150,800
Series C, NATL Insured, 5.00%, 5/01/36	22,740,000	23,646,189
Missouri Development Finance Board Cultural Facilities Revenue, Series B, 5.00%,
6/01/37	28,435,000	29,604,816
Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Series A, 6.00%, 1/01/39	15,750,000	16,748,707
Plum Point Project, NATL Insured, 5.00%, 1/01/28	5,235,000	5,396,500
Plum Point Project, NATL Insured, 5.00%, 1/01/34	34,945,000	35,220,716
Prairie State Project, Series A, AMBAC Insured, 5.00%, 1/01/42	34,410,000	34,795,392
Missouri Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, 5.00%,
1/01/32	3,600,000	3,751,740
1/01/37	3,400,000	3,490,678
Missouri Southern State College Revenue, Auxiliary Enterprise System, NATL Insured, 5.50%,
4/01/23	1,200,000	1,202,160
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A,
4.00%, 10/01/25	3,870,000	4,116,209
Missouri State Development Finance Board Infrastructure Facilities Leasehold Revenue,
Electric Systems Project, Refunding and Improvement, Series F, 4.00%, 6/01/37	3,000,000	2,777,550
Missouri State Development Finance Board Revenue,
Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	7,000,000	7,115,290
Independence Missouri Electric System, Dodwood Project, Series A, 5.00%, 6/01/37	5,000,000	5,101,150
Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and
Gamble Paper Product, 5.20%, 3/15/29	3,000,000	3,367,470
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State
Revolving Fund Program,
Series A, 6.55%, 7/01/14	10,000	10,045
Series A, 5.75%, 1/01/16	30,000	30,108
Series B, 5.80%, 1/01/15	15,000	15,060
Series B, 7.20%, 7/01/16	70,000	70,305
Series B, AGMC Insured, 6.05%, 7/01/16	220,000	220,792

132 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution
Control and Drinking Water Revenue, State Revolving Funds Programs,
Refunding, Series A, 5.00%, 1/01/23	$12,500,000	$14,446,875
Refunding, Series A, 5.00%, 1/01/24	7,890,000	9,076,893
Refunding, Series A, 5.00%, 1/01/26	2,315,000	2,728,158
Refunding, Series B, 5.50%, 7/01/21	60,000	60,162
Series A, 5.75%, 1/01/29	2,500,000	2,841,275
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
A.T. Still University Health Sciences, 5.00%, 10/01/26	3,095,000	3,364,915
A.T. Still University Health Sciences, 5.25%, 10/01/31	1,200,000	1,266,624
A.T. Still University Health Sciences, 5.25%, 10/01/41	4,500,000	4,696,785
University of Central Missouri, Series C, 5.00%, 10/01/34	5,000,000	5,328,700
The Washington University, Series A, 5.375%, 3/15/39	16,825,000	18,276,997
The Washington University, Series B, 5.00%, 11/15/37	10,000,000	10,982,400
Webster University Project, Refunding and Improvement, 5.00%, 4/01/36	7,000,000	7,304,570
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
CoxHealth, 5.50%, 11/15/39	14,325,000	15,324,025
CoxHealth, Series A, 5.00%, 11/15/38	11,680,000	12,078,288
CoxHealth, Series A, 5.00%, 11/15/44	2,760,000	2,806,478
Improvement, Jefferson Memorial Hospital, Radian Insured, Pre-Refunded, 5.25%,
8/15/28	4,900,000	5,009,417
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,253,160
Lake Regional Health System, Refunding, 5.00%, 2/15/34	7,000,000	7,105,210
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	17,151,946
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,288,540
St. Luke’s Episcopal, 5.00%, 12/01/34	7,500,000	7,606,650
St. Luke’s Health System, Series A, AGMC Insured, 5.50%, 11/15/35	10,000,000	10,653,200
St. Luke’s Health System, Series B, AGMC Insured, 5.50%, 11/15/35	6,725,000	7,164,277
Missouri State Health and Educational Facilities Authority Revenue,
Health Facilities, Children’s Mercy Hospital, 5.625%, 5/15/39	9,500,000	9,998,465
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31	1,900,000	1,991,295
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,552,256
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41	4,250,000	4,472,573
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,101,895
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/25	1,500,000	1,509,960
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.375%, 2/01/35	4,655,000	4,665,148
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%,
2/01/22	3,400,000	3,485,714
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%,
2/01/27	2,700,000	2,728,890
Missouri State Highways and Transit Commission State Road Revenue,
5.00%, 5/01/20	6,875,000	8,113,050
5.00%, 5/01/21	5,000,000	5,878,600
first lien, Series B, 5.00%, 5/01/24	6,005,000	6,552,356
Series A, 5.00%, 5/01/24	1,150,000	1,304,296
Missouri State Housing Development Commission SFMR, Homeownership Loan Program,
Series A-1, GNMA Secured, 4.75%, 9/01/32	495,000	507,509
Series C, GNMA Secured, 5.00%, 3/01/32	775,000	805,496
Series D, GNMA Secured, 4.70%, 3/01/35	2,485,000	2,531,917

		Annual Report | 133

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Monarch-Chesterfield Levee District Revenue, NATL Insured, 5.75%, 3/01/19	$1,055,000	$1,058,576
Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education,
Assured Guaranty, 5.00%, 3/01/27	6,610,000	6,989,084
Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue,
L-385 Project, Refunding, Radian Insured, 5.00%, 3/01/27	5,000,000	4,929,550
Sikeston Electric Revenue, Refunding, 5.00%,
6/01/20	12,525,000	13,879,954
6/01/21	13,130,000	14,645,727
6/01/22	12,570,000	14,051,877
Springfield Public Building Corp. Leasehold Revenue,
Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24	2,600,000	2,607,592
Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36	5,000,000	5,161,100
Springfield Public Utility Revenue, NATL RE, FGIC Insured, 4.75%, 8/01/34	3,000,000	3,082,920
Springfield School District No. R-12 GO, Missouri Direct Deposit Program,
5.00%, 3/01/33	1,000,000	1,112,380
AGMC Insured, 5.00%, 3/01/26	5,000,000	5,407,350
Springfield Special Obligation Revenue, Sewer System Improvements Project, 5.00%,
4/01/31	1,795,000	1,953,893
4/01/32	1,885,000	2,040,927
St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%,
4/01/27	2,655,000	2,748,828
St. Louis Airport Revenue, Lambert-St. Louis International Airport,
Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	14,397,912
Refunding, Series A, AGMC Insured, 5.00%, 7/01/23	14,615,000	15,899,074
Refunding, Series B, AGMC Insured, 5.00%, 7/01/25	9,420,000	9,840,980
Series A-1, 6.125%, 7/01/24	2,000,000	2,280,940
Series A-1, 6.625%, 7/01/34	5,000,000	5,697,750
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village Chesterfield, 5.00%, 9/01/42	3,165,000	2,900,374
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43	7,000,000	7,166,040
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital
Improvement, Series B, Assured Guaranty, 5.375%, 7/15/38	22,725,000	24,094,408
St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC Insured,
5.00%,
2/15/32	8,075,000	8,169,397
2/15/37	7,775,000	7,819,084
		959,361,460
U.S. Territories 10.7%
Guam 0.5%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25	5,420,000	5,929,263

Puerto Rico 10.2%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 6.50%, 7/01/40	7,000,000	5,804,890
Refunding, Series A, 5.75%, 7/01/41	5,000,000	3,870,650
Series A, 6.00%, 7/01/38	6,250,000	4,962,000
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue,
Series Y, Pre-Refunded, 5.50%, 7/01/36	9,500,000	10,654,060

134 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series AAA, 5.25%, 7/01/28	$5,000,000	$3,478,400
Series WW, 5.50%, 7/01/38	19,320,000	13,134,122
Series XX, 5.75%, 7/01/36	6,000,000	4,209,960
Series XX, 5.25%, 7/01/40	22,750,000	15,140,352
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Industrial Revenue, Guaynabo Municipal Government Center Project,
5.625%, 7/01/22	2,500,000	1,965,525
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Refunding, Series C, 5.375%, 8/01/36	6,900,000	5,476,875
Series A, 5.50%, 8/01/37	13,760,000	10,832,010
Series A, 5.50%, 8/01/42	7,740,000	6,079,925
Series A, 6.50%, 8/01/44	10,000,000	8,607,600
Series C, 5.50%, 8/01/40	15,000,000	11,930,400
Series C, 5.25%, 8/01/41	7,500,000	5,652,675
		111,799,444
Total U.S. Territories		117,728,707
Total Municipal Bonds (Cost $1,072,940,762) 98.0%		1,077,090,167
Other Assets, less Liabilities 2.0%		21,677,642
Net Assets 100.0%		$1,098,767,809

See Abbreviations on page 182.

Annual Report | The accompanying notes are an integral part of these financial statements. | 135

Franklin Tax-Free Trust
Financial Highlights

Franklin North Carolina Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.96	$12.79	$11.73	$12.15	$11.37
Income from investment operations[b]:
Net investment income[c]	0.46	0.45	0.49	0.49	0.51
Net realized and unrealized gains (losses)	(1.03)	0.17	1.07	(0.41)	0.77
Total from investment operations	(0.57)	0.62	1.56	0.08	1.28
Less distributions from net investment income	(0.44)	(0.45)	(0.50)	(0.50)	(0.50)
Net asset value, end of year	$11.95	$12.96	$12.79	$11.73	$12.15

Total return[d]	(4.35)%	4.92%	13.57%	0.63%	11.47%

Ratios to average net assets
Expenses	0.62%	0.62%	0.63%	0.63%	0.64%
Net investment income	3.79%	3.49%	4.04%	4.07%	4.25%

Supplemental data
Net assets, end of year (000’s)	$851,504	$1,168,492	$1,045,806	$925,162	$924,905
Portfolio turnover rate	6.86%	7.10%	6.13%	9.56%	8.85%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

136 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin North Carolina Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.13	$12.95	$11.88	$12.30	$11.49
Income from investment operations[b]:
Net investment income[c]	0.40	0.38	0.43	0.43	0.44
Net realized and unrealized gains (losses)	(1.03)	0.18	1.07	(0.42)	0.81
Total from investment operations	(0.63)	0.56	1.50	0.01	1.25
Less distributions from net investment income	(0.38)	(0.38)	(0.43)	(0.43)	(0.44)
Net asset value, end of year	$12.12	$13.13	$12.95	$11.88	$12.30

Total return[d]	(4.82)%	4.35%	12.87%	0.06%	11.01%

Ratios to average net assets
Expenses	1.17%	1.17%	1.18%	1.18%	1.19%
Net investment income	3.24%	2.94%	3.49%	3.52%	3.70%

Supplemental data
Net assets, end of year (000’s)	$229,369	$335,092	$280,136	$237,607	$224,584
Portfolio turnover rate	6.86%	7.10%	6.13%	9.56%	8.85%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 137

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin North Carolina Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.96	$12.78	$11.73	$12.15	$11.64
Income from investment operations[c]:
Net investment income[d]	0.47	0.46	0.51	0.50	0.35
Net realized and unrealized gains (losses)	(1.02)	0.18	1.05	(0.41)	0.50
Total from investment operations	(0.55)	0.64	1.56	0.09	0.85
Less distributions from net investment income	(0.46)	(0.46)	(0.51)	(0.51)	(0.34)
Net asset value, end of year	$11.95	$12.96	$12.78	$11.73	$12.15

Total return[e]	(4.25)%	5.11%	13.59%	0.73%	7.33%

Ratios to average net assets[f]
Expenses	0.52%	0.52%	0.53%	0.53%	0.54%
Net investment income	3.89%	3.59%	4.14%	4.17%	4.35%

Supplemental data
Net assets, end of year (000’s)	$63,211	$89,683	$63,403	$22,659	$14,704
Portfolio turnover rate	6.86%	7.10%	6.13%	9.56%	8.85%

aFor the year ended February 29.
bFor the period July 1, 2009 (effective date) to February 28 ,2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

138 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.5%
North Carolina 87.9%
Asheville Water System Revenue, NATL Insured, 5.00%, 8/01/32	$2,110,000	$2,225,290
Buncombe County COP, NATL Insured, 5.00%, 4/01/22	1,000,000	1,097,020
Cape Fear Public Utility Authority Water and Sewer System Revenue, 5.00%,
8/01/35	21,000,000	22,152,060
8/01/36	8,000,000	8,603,600
Cary Combined Enterprise System Revenue, Refunding, 5.00%,
12/01/33	5,405,000	5,762,703
12/01/42	10,000,000	10,970,400
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34	3,765,000	4,150,423
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
7/01/32	20,680,000	22,024,820
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
7/01/36	13,085,000	13,795,777
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39	3,000,000	3,177,990
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	10,000,000	10,544,300
Series A, NATL Insured, 5.00%, 7/01/29	5,000,000	5,060,800
Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,053,900
Charlotte COP,
Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/39	6,000,000	6,356,340
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,630,300
Transit Projects, Phase II, Series E, 5.00%, 6/01/35	6,000,000	6,018,840
Charlotte Storm Water Fee Revenue, 5.00%, 6/01/35	10,000,000	10,348,200
Charlotte Water and Sewer System Revenue,
5.00%, 7/01/38	6,775,000	7,285,970
Refunding, Series B, 5.00%, 7/01/38	10,000,000	10,802,400
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare
System,
Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,275,160
Refunding, Series A, 5.00%, 1/15/39	15,000,000	15,283,650
Series A, 5.125%, 1/15/37	4,000,000	4,208,640
Series A, 5.25%, 1/15/42	10,000,000	10,504,200
Series A, AGMC Insured, 5.00%, 1/15/23	7,780,000	8,364,978
Chatham County COP, AMBAC Insured, 5.00%, 6/01/34	5,000,000	5,098,250
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility,
International Paper Co. Projects, Series A, 5.70%, 5/01/34	2,500,000	2,614,450
Dare County COP,
AMBAC Insured, Pre-Refunded, 5.00%, 6/01/29	5,295,000	5,356,051
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 6/01/23	2,000,000	2,118,200
Dare County Utility System Revenue, 5.00%, 2/01/41	5,000,000	5,317,550
Durham County COP, Series A, 5.00%, 6/01/31	4,000,000	4,385,000
Durham Utility System Revenue, Refunding, 5.00%, 6/01/41	4,000,000	4,330,000
Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series A,
AGMC Insured, 5.00%, 11/01/33	6,000,000	6,431,220
Harnett County COP, Assured Guaranty, 5.00%,
6/01/28	1,000,000	1,081,620
6/01/29	500,000	537,820

Annual Report | 139

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
High Point Combined Enterprise System Revenue,
AGMC Insured, 5.00%, 11/01/33	$5,000,000	$5,417,750
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 11/01/31	11,000,000	11,347,930
Iredell County COP, Iredell County Public Improvement Projects, AGMC Insured,
5.125%, 6/01/27	4,000,000	4,397,680
5.00%, 6/01/28	1,000,000	1,087,320
Johnston Memorial Hospital Authority Mortgage Revenue, Johnston Memorial Hospital
Project, AGMC Insured, 5.25%, 10/01/36	6,855,000	7,338,689
Mecklenburg County COP, Series A, 5.00%, 2/01/28	350,000	383,709
Monroe COP, Assured Guaranty, 5.50%,
3/01/34	2,425,000	2,621,037
3/01/39	1,085,000	1,160,983
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41	5,000,000	5,144,700
AGMC Insured, 5.00%, 11/01/30	2,250,000	2,333,947
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
Refunding, Series B, AGMC Insured,
5.00%, 10/01/27	3,500,000	3,728,935
5.125%, 10/01/31	8,385,000	8,792,008
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Wake Forest
University, 5.00%, 1/01/38	27,000,000	28,707,480
North Carolina Eastern Municipal Power Agency Power System Revenue,
Refunding, Series A, 6.50%, 1/01/18	3,000,000	3,558,780
Refunding, Series A, 5.00%, 1/01/24	10,000,000	10,848,500
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21	11,555,000	12,359,112
Series C, 6.75%, 1/01/24	3,500,000	4,169,900
North Carolina Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	5,000,000	5,640,800
Appalachian Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34	6,000,000	6,779,400
Blue Ridge HealthCare System Project, Refunding, NATL RE, FGIC Insured, Series A,
5.00%, 1/01/33	10,805,000	10,826,718
Duke University Health System, Series A, 5.00%, 6/01/42	11,500,000	12,099,035
Duke University Health System, Series A, 5.00%, 6/01/42	10,000,000	10,542,400
Duke University Health System, Series A, 5.00%, 6/01/42	8,150,000	8,513,164
FirstHealth Carolinas Project, Series A, Pre-Refunded, 6.125%, 10/01/39	11,315,000	11,700,163
FirstHealth Carolinas Project, Series C, 5.00%, 10/01/29	5,000,000	5,042,000
Novant Health Obligated Group, NATL Insured, 5.00%, 11/01/39	9,680,000	9,806,518
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46	20,000,000	20,350,200
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,351,550
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19	435,000	435,674
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29	1,220,000	1,220,927
University Health System, Refunding, Series D, 6.25%, 12/01/33	10,000,000	11,209,200
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	5,000,000	5,135,500
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	9,005,000	9,309,099
WakeMed Project, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 10/01/29	1,500,000	1,546,770
WakeMed Project, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 10/01/38	6,000,000	6,187,080
WakeMed Project, Series A, Assured Guaranty, Pre-Refunded, 5.875%, 10/01/38	2,515,000	2,597,014

140 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina Medical Care Commission Health System Revenue, Mission Health
Combination Group, Refunding, AGMC Insured, 5.00%, 10/01/36	$5,000,000	$5,121,250
North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center Project,
AGMC Insured, Pre-Refunded, 5.00%, 9/01/33	21,720,000	22,232,375
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
Series A, 5.00%, 1/01/26	2,500,000	2,746,400
Series A, 5.00%, 1/01/30	4,670,000	5,053,500
Series B, 5.00%, 1/01/21	5,000,000	5,793,600
North Carolina State Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40	4,000,000	4,282,520
Duke University Project, Refunding, Series A, 5.00%, 10/01/41	11,080,000	11,274,011
Duke University Project, Refunding, Series A, 5.00%, 10/01/44	12,050,000	12,463,556
Duke University Project, Refunding, Series B, 5.00%, 10/01/38	20,000,000	21,191,800
Duke University Project, Refunding, Series B, 4.75%, 7/01/42	10,000,000	10,218,100
Duke University Project, Series A, 5.00%, 10/01/39	2,615,000	2,719,129
Methodist University, 5.00%, 3/01/34	2,000,000	2,032,900
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, 5.00%, 5/01/28	5,000,000	5,563,450
Series C, 5.00%, 5/01/29	10,000,000	11,231,000
North Carolina State GO,
Public Improvement, Series A, 5.00%, 5/01/23	10,000,000	11,991,900
Public Improvement, Series A, 5.00%, 5/01/24	10,000,000	11,972,400
Public Improvement, Series A, 4.50%, 3/01/26	4,855,000	5,167,613
Refunding, Series B, 5.00%, 6/01/19	5,000,000	6,004,100
North Carolina State Infrastructure Financial Corp. COP, Capital Improvement, Series A,
5.00%, 5/01/22	6,595,000	7,423,332
North Carolina State Medical Care Commission Hospital Revenue,
Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22	1,610,000	1,678,409
Halifax Regional Medical Center Project, 5.00%, 8/15/24	1,800,000	1,703,142
North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	10,356,700
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A,
5.25%, 2/01/40	6,000,000	6,237,120
North Carolina State Turnpike Authority Monroe Connector System State Appropriated
Revenue, 5.00%, 7/01/41	6,565,000	7,007,875
North Carolina Turnpike Authority Triangle Expressway System Revenue, Series A,
Assured Guaranty,
5.50%, 1/01/29	6,400,000	7,168,000
5.75%, 1/01/39	12,120,000	13,179,530
Northern Hospital District of Surry County Health Care Facilities Revenue,
6.00%, 10/01/28	1,000,000	1,060,930
6.25%, 10/01/38	2,000,000	2,116,640
Oak Island Enterprise System Revenue,
Assured Guaranty, 6.00%, 6/01/34	1,540,000	1,711,048
Assured Guaranty, 6.00%, 6/01/36	1,000,000	1,106,550
Series A, NATL Insured, 5.00%, 6/01/33	5,000,000	5,266,600
Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital
Project, NATL Insured, 5.00%,
4/01/31	5,675,000	5,805,298
10/01/34	6,000,000	6,120,120

Annual Report | 141

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A,
NATL Insured, 5.00%, 6/01/33	$7,500,000	$7,887,900
Pasquotank County COP, NATL Insured, Pre-Refunded, 5.00%,
6/01/25	470,000	475,363
6/01/25	930,000	940,723
Pitt County Revenue, Limited Obligation, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,076,860
Raleigh Combined Enterprise System Revenue,
5.00%, 3/01/40	11,915,000	12,800,404
Refunding, Series A, 5.00%, 3/01/43	10,000,000	10,882,700
Series A, 5.00%, 3/01/36	3,365,000	3,554,113
Series A, Pre-Refunded, 5.00%, 3/01/36	2,635,000	2,883,164
Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29	6,070,000	6,231,948
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,452,376
Series A, AMBAC Insured, 5.00%, 5/01/30	14,060,000	14,463,944
Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32	9,380,000	9,898,526
Union County COP, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/30	5,000,000	5,520,400
University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of
North Carolina, General,
5.00%, 12/01/31	9,000,000	10,015,920
Refunding, Series A, 5.00%, 12/01/34	11,460,000	11,856,860
University of North Carolina at Charlotte Revenue, General,
Series A, 5.00%, 4/01/37	12,995,000	13,920,634
Series A, 5.00%, 4/01/41	18,000,000	19,116,000
Series B, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,237,350
University of North Carolina at Greensboro Revenue, General, Series A, Assured Guaranty,
5.00%, 4/01/34	1,000,000	1,065,780
University of North Carolina at Wilmington COP, Student Housing Project,
Assured Guaranty, 5.00%, 6/01/32	5,000,000	5,246,550
NATL RE, FGIC Insured, 5.00%, 6/01/26	1,655,000	1,730,849
NATL RE, FGIC Insured, 5.00%, 6/01/27	1,740,000	1,815,116
NATL RE, FGIC Insured, 5.00%, 6/01/29	1,915,000	1,991,332
NATL RE, FGIC Insured, 5.00%, 6/01/37	11,350,000	11,675,972
University of North Carolina System Pool Revenue,
2012, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	1,155,000	1,158,996
2012, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	595,000	597,083
Series A, Assured Guaranty, 5.00%, 10/01/33	5,000,000	5,342,550
Series A, NATL Insured, 5.00%, 10/01/33	2,000,000	2,060,700
Series C, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/29	750,000	752,625
Wake County Revenue, Limited Obligation, 5.00%,
1/01/33	10,820,000	11,998,190
6/01/36	5,000,000	5,425,650
1/01/37	12,000,000	12,835,680
Western Carolina University Research and Development Corp. COP, Western Carolina
University Student Housing Project, Assured Guaranty, 5.00%, 6/01/39	5,000,000	5,169,200

142 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Wilkes County COP, NATL Insured, 5.00%,
6/01/31	$4,295,000	$4,479,470
6/01/36	6,085,000	6,296,880
Wilmington COP,
AMBAC Insured, Pre-Refunded, 5.00%, 9/01/29	1,000,000	1,023,590
Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32	5,310,000	5,498,505
Series A, 5.00%, 6/01/33	6,000,000	6,310,320
Series A, 5.00%, 6/01/38	7,625,000	7,955,391
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	1,000,000	1,076,960
Wilmington Water and Sewer System Revenue, Refunding, AGMC Insured, 5.00%,
6/01/34	3,565,000	3,682,681
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	3,000,000	3,152,340
Winston-Salem Water and Sewer System Revenue,
5.00%, 6/01/39	5,000,000	5,388,150
Refunding, Series A, 5.00%, 6/01/32	7,590,000	8,235,757
		1,005,841,994
U.S. Territories 10.6%
Puerto Rico 10.1%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.50%,
5/15/39	5,000,000	4,520,900
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	2,100,000	1,589,511
Puerto Rico Commonwealth GO, Public Improvement, Refunding,
Series A, 5.50%, 7/01/32	5,000,000	3,867,750
Series A, 5.75%, 7/01/41	5,000,000	3,870,650
Series B, 6.00%, 7/01/39	10,000,000	7,911,800
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	20,000	15,745
Puerto Rico Electric Power Authority Power Revenue,
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,190,470
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,063,490
Series WW, 5.25%, 7/01/33	6,500,000	4,501,315
Series WW, 5.50%, 7/01/38	6,700,000	4,554,794
Series XX, 5.25%, 7/01/40	30,510,000	20,304,710
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B,
5.25%, 12/15/26	5,000,000	3,062,950
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series P, 6.75%,
7/01/36	5,000,000	4,221,900
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A,
5.375%, 8/01/39	13,000,000	10,002,980
5.50%, 8/01/42	5,750,000	4,516,740
6.00%, 8/01/42	45,750,000	37,726,365
		114,922,070

Annual Report | 143

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 0.5%
Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/25	$5,500,000	$5,774,945
Total U.S. Territories		120,697,015
Total Municipal Bonds (Cost $1,118,968,515) 98.5%		1,126,539,009
Other Assets, less Liabilities 1.5%		17,545,838
Net Assets 100.0%		$1,144,084,847

See Abbreviations on page 182.

144 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Virginia Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.25	$12.10	$11.18	$11.63	$10.95
Income from investment operations[b]:
Net investment income[c]	0.43	0.43	0.48	0.48	0.49
Net realized and unrealized gains (losses)	(0.84)	0.16	0.93	(0.45)	0.68
Total from investment operations	(0.41)	0.59	1.41	0.03	1.17
Less distributions from net investment income	(0.42)	(0.44)	(0.49)	(0.48)	(0.49)
Net asset value, end of year	$11.42	$12.25	$12.10	$11.18	$11.63

Total return[d]	(3.33)%	4.93%	12.84%	0.24%	10.82%

Ratios to average net assets
Expenses	0.64%	0.64%	0.64%	0.64%	0.65%
Net investment income	3.74%	3.55%	4.14%	4.11%	4.27%

Supplemental data
Net assets, end of year (000’s)	$562,671	$779,288	$705,786	$647,471	$675,934
Portfolio turnover rate	11.67%	10.96%	11.58%	16.44%	6.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 145

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Virginia Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.42	$12.26	$11.32	$11.77	$11.08
Income from investment operations[b]:
Net investment income[c]	0.37	0.37	0.42	0.42	0.43
Net realized and unrealized gains (losses)	(0.86)	0.16	0.94	(0.45)	0.68
Total from investment operations	(0.49)	0.53	1.36	(0.03)	1.11
Less distributions from net investment income	(0.35)	(0.37)	(0.42)	(0.42)	(0.42)
Net asset value, end of year	$11.58	$12.42	$12.26	$11.32	$11.77

Total return[d]	(3.89)%	4.36%	12.25%	(0.33)%	10.18%

Ratios to average net assets
Expenses	1.19%	1.19%	1.19%	1.19%	1.20%
Net investment income	3.19%	3.00%	3.59%	3.56%	3.72%

Supplemental data
Net assets, end of year (000’s)	$118,953	$171,973	$143,242	$123,765	$119,921
Portfolio turnover rate	11.67%	10.96%	11.58%	16.44%	6.08%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

146 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Virginia Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.25	$12.10	$11.18	$11.63	$11.15
Income from investment operations[c]:
Net investment income[d]	0.45	0.45	0.49	0.49	0.33
Net realized and unrealized gains (losses)	(0.85)	0.15	0.93	(0.44)	0.47
Total from investment operations	(0.40)	0.60	1.42	0.05	0.80
Less distributions from net investment income	(0.43)	(0.45)	(0.50)	(0.50)	(0.32)
Net asset value, end of year	$11.42	$12.25	$12.10	$11.18	$11.63

Total return[e]	(3.24)%	5.03%	12.95%	0.34%	7.26%

Ratios to average net assets[f]
Expenses	0.54%	0.54%	0.54%	0.54%	0.55%
Net investment income	3.84%	3.65%	4.24%	4.21%	4.37%

Supplemental data
Net assets, end of year (000’s)	$37,582	$41,592	$30,166	$11,030	$7,601
Portfolio turnover rate	11.67%	10.96%	11.58%	16.44%	6.08%

aFor the year ended February 29.
bFor the period July 1, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 147

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.5%
Virginia 79.7%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	$1,245,000	$1,453,737
Capital Region Airport Commission Airport Revenue, Series A, AGMC Insured, 5.00%,
7/01/31	2,000,000	2,112,700
7/01/38	5,895,000	6,133,630
Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34	1,000,000	1,001,490
Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,537,525
Chesterfield County EDA Revenue, Bon Secours Health System Inc.,
Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,328,345
Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,278,560
Chesterfield County EDA, PCR, Virginia Electric and Power Co. Project, Refunding, Series A,
5.00%, 5/01/23	5,000,000	5,491,750
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project,
5.00%, 4/01/36	10,000,000	10,639,400
Fairfax County IDAR, Health Care, Inova Health System Project,
Refunding, Series C, 5.00%, 5/15/25	3,500,000	3,887,590
Series A, 5.50%, 5/15/35	10,000,000	11,001,700
Front Royal and Warren County IDA Lease Revenue, Series B, AGMC Insured, Pre-Refunded,
5.00%,
4/01/29	5,115,000	5,132,902
4/01/35	6,000,000	6,021,000
Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, NATL Insured,
5.00%, 6/15/30	6,000,000	6,165,840
Hampton Roads Sanitation District Wastewater Revenue,
5.00%, 4/01/33	10,000,000	10,757,100
Refunding, 5.00%, 4/01/38	16,000,000	17,003,040
Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured,
5.00%,
8/15/42	8,095,000	8,213,673
8/15/46	15,000,000	15,202,500
Henrico County EDA Revenue, Bon Secours Health System Inc., Refunding, 5.00%,
11/01/30	7,000,000	7,412,930
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,137,362
King George County IDA Lease Revenue, AGMC Insured, Pre-Refunded, 5.00%, 3/01/32	3,595,000	3,595,000
Lexington IDA Educational Facilities Revenue,
VMI Development Board Inc. Project, Series C, 5.00%, 12/01/36	5,000,000	5,341,100
Washington and Lee University, 5.00%, 1/01/43	10,000,000	10,762,900
Loudoun County Sanitation Authority Water and Sewer Revenue, Pre-Refunded, 5.00%,
1/01/33	15,060,000	15,659,991
Manassas Park GO, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/29	5,545,000	6,319,415
Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%, 5/15/28	1,000,000	1,012,770
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, 5.00%, 2/01/29	6,500,000	7,017,920
Newport News EDA, EDR, Series A, Pre-Refunded, 5.00%, 1/15/31	5,870,000	6,381,629
Norfolk GO, Capital Improvement, Refunding,
Series A, 5.00%, 8/01/32	5,845,000	6,522,435
Series C, 5.00%, 10/01/42	7,825,000	8,352,327
Northwestern Regional Jail Authority Jail Facilities Revenue, NATL Insured, Pre-Refunded,
5.00%, 7/01/33	2,600,000	2,763,982
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%, 3/01/39	6,435,000	6,683,134

148 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Pittsylvania County School GO, Series B, 5.75%, 2/01/30	$5,800,000	$6,419,150
Portsmouth GO, Public Utility, Refunding, Series A, 5.00%, 7/15/41	10,000,000	10,755,800
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligation Group,
Prince William Hospital, Refunding, Series B, 5.00%, 11/01/46	10,000,000	10,175,100
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life
Sciences Lab LLC Project, Series AA, 5.125%, 9/01/41	3,200,000	3,325,952
Prince William County Service Authority Water and Sewer System Revenue,
Pre-Refunded, 5.00%, 7/01/32	1,255,000	1,333,287
Refunding, 5.00%, 7/01/32	495,000	519,126
Richmond Public Utility Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 1/15/35	3,500,000	3,644,445
Refunding, Series A, 5.00%, 1/15/35	11,495,000	12,360,229
Refunding, Series A, 5.00%, 1/15/43	10,000,000	10,848,200
Riverside Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%,
7/01/28	7,000,000	7,330,750
7/01/32	22,000,000	22,787,600
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, 5.125%,
10/15/37	10,000,000	10,576,900
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%,
7/01/33	10,615,000	11,118,257
Roanoke IDA Hospital Revenue, Carilion Health System Obligated Group, Series B,
AGMC Insured, 5.00%, 7/01/38	3,950,000	4,099,191
Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	60,350
Smyth County GO, Public Improvement, Series A, 5.00%, 11/01/31	4,145,000	4,518,506
Stafford County and Staunton IDAR, Virginia Municipal League Assn. of Counties Finance
Program,
Series A, NATL Insured, 5.25%, 8/01/31	3,890,000	3,975,230
Series A, NATL Insured, Pre-Refunded, 5.25%, 8/01/31	1,110,000	1,239,315
Series C, NATL Insured, 5.00%, 8/01/35	1,395,000	1,404,528
Series C, NATL Insured, Pre-Refunded, 5.00%, 8/01/35	6,340,000	6,765,034
Series E, XLCA Insured, 5.00%, 8/01/37	3,985,000	4,049,318
Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligated Group,
5.25%, 6/15/37	5,000,000	5,008,100
Suffolk GO, Refunding, 5.00%,
2/01/41	10,000,000	10,703,700
6/01/42	10,000,000	10,719,900
University of Virginia Revenue, General,
5.00%, 6/01/37	2,780,000	2,896,121
Pre-Refunded, 5.00%, 6/01/37	6,155,000	6,514,821
Refunding, 5.00%, 6/01/40	17,750,000	18,998,890
Refunding, Series A, 5.00%, 6/01/43	15,000,000	16,624,800
Virginia Beach Development Authority Public Facility Revenue, Series A, 5.00%, 7/15/27	5,635,000	6,110,932
Virginia College Building Authority Educational Facilities Revenue,
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,155,924
Liberty University Projects, 5.00%, 3/01/41	26,855,000	28,228,633
Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	4,010,000	4,316,524
Virginia Port Authority Port Facilities Revenue, Refunding, 5.00%, 7/01/40	6,000,000	6,223,560
Virginia State HDA Commonwealth Mortgage Revenue, Series C, Sub Series C-5, 4.80%,
7/01/38	8,500,000	8,901,115

	Annual Report | 149

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia State HDA Revenue, Rental Housing,
Series B, 5.625%, 6/01/39	$7,240,000	$7,723,632
Series B, 5.00%, 6/01/45	3,050,000	3,130,825
Series E, 5.00%, 10/01/44	6,540,000	6,677,667
Series F, 5.05%, 12/01/44	12,125,000	12,443,766
Series F, 5.00%, 4/01/45	2,125,000	2,176,786
Virginia State Public School Authority Special Obligation Fluvanna County Revenue, School
Financing, Pre-Refunded, 6.00%, 12/01/32	5,000,000	6,162,000
Virginia State Resources Authority Infrastructure Revenue,
St. Moral Virginia Pooled Financing Program, Series B, 5.00%, 11/01/41	9,410,000	10,166,470
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/31	5,000,000	5,340,350
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/36	4,915,000	5,226,021
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	1,600,000	1,735,120
Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32	2,505,000	2,691,522
Virginia State Small Business Financing Authority Healthcare Facilities Revenue, Sentara
Healthcare, Refunding, 5.00%, 11/01/40	23,000,000	23,949,670
Winchester IDA Hospital Revenue, Valley Health System Obligated Group, Series E, 5.625%,
1/01/44	3,350,000	3,603,126
		573,061,620
District of Columbia 8.1%
Metropolitan Washington D.C. Airports Authority Airport System Revenue, Refunding,
Series A, 5.00%, 10/01/35	12,000,000	12,758,400
Series A, AGMC Insured, 5.00%, 10/01/32	10,000,000	10,473,600
Series B, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,278,340
Series C, 5.125%, 10/01/34	6,450,000	6,911,691
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, first senior lien,
Series A,
5.00%, 10/01/39	10,000,000	10,273,400
5.25%, 10/01/44	12,000,000	12,450,720
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%,
7/01/32	2,000,000	2,172,660
		58,318,811
U.S. Territories 9.7%
Puerto Rico 9.7%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	1,100,000	832,601
Assured Guaranty, 5.00%, 7/01/28	6,000,000	5,194,980
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series B, 6.00%, 7/01/39	5,000,000	3,955,900
Series A, 6.00%, 7/01/38	5,000,000	3,969,600
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.50%, 7/01/36	4,500,000	5,046,660
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Series G, 5.00%, 7/01/33	1,685,000	989,415

150 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority Power Revenue,
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	$3,000,000	$3,190,470
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,063,490
Series WW, 5.50%, 7/01/38	6,700,000	4,554,794
Series XX, 5.25%, 7/01/40	8,400,000	5,590,284
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured, 5.00%, 8/01/27	2,530,000	2,292,585
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series Q, 5.625%,
7/01/39	5,000,000	3,878,200
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.375%, 8/01/39	6,000,000	4,616,760
Series A, 6.00%, 8/01/42	20,000,000	16,492,400
Series C, 5.50%, 8/01/40	10,000,000	7,953,600
		69,621,739
Total Municipal Bonds before Short Term Investments (Cost $690,178,974)		701,002,170
Short Term Investments (Cost $12,000,000) 1.6%
Municipal Bonds 1.6%
Virginia 1.6%
[a]Virginia State Small Business Financing Authority Hospital Revenue, Carilion Clinic Obligated
Group, Series A, Daily VRDN and Put, 0.05%, 7/01/42	12,000,000	12,000,000
Total Investments (Cost $702,178,974) 99.1%		713,002,170
Other Assets, less Liabilities 0.9%		6,203,804
Net Assets 100.0%		$719,205,974

See Abbreviations on page 182.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 151

Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities
February 28, 2014

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$263,759,092	$803,282,698	$486,874,031
Value	$266,248,234	$817,109,404	$499,731,544
Cash	1,874,383	2,186,907	549,543
Receivables:
Capital shares sold	1,299,644	187,394	485,946
Interest	3,666,971	11,404,252	5,608,365
Other assets	190	588	356
Total assets	273,089,422	830,888,545	506,375,754
Liabilities:
Payables:
Investment securities purchased	3,142,057	—	—
Capital shares redeemed	796,227	1,730,159	1,354,252
Management fees	121,437	330,786	209,704
Distribution fees	41,380	100,841	85,272
Transfer agent fees	18,206	55,103	42,598
Distributions to shareholders	153,632	781,246	250,031
Professional fees	33,760	36,911	34,306
Accrued expenses and other liabilities	16,657	39,859	29,903
Total liabilities	4,323,356	3,074,905	2,006,066
Net assets, at value	$268,766,066	$827,813,640	$504,369,688
Net assets consist of:
Paid-in capital	$268,956,855	$831,197,303	$499,876,644
Undistributed net investment income	379,705	2,791,789	743,248
Net unrealized appreciation (depreciation)	2,489,142	13,826,706	12,857,513
Accumulated net realized gain (loss)	(3,059,636)	(20,002,158)	(9,107,717)
Net assets, at value	$268,766,066	$827,813,640	$504,369,688
Class A:
Net assets, at value	$218,825,918	$737,869,341	$391,836,536
Shares outstanding	19,571,256	66,794,141	32,603,252
Net asset value per share[a]	$11.18	$11.05	$12.02
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.68	$11.54	$12.55
Class C:
Net assets, at value	$49,940,148	$89,944,299	$112,533,152
Shares outstanding	4,416,211	7,996,859	9,244,756
Net asset value and maximum offering price per share[a]	$11.31	$11.25	$12.17

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

152 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$159,915,827	$371,082,169	$544,009,423
Value	$162,937,909	$380,147,911	$543,273,638
Cash	1,248,783	4,059,419	9,541,456
Receivables:
Capital shares sold	98,062	432,256	425,145
Interest	2,091,289	4,793,136	6,242,010
Other assets	121	273	396
Total assets	166,376,164	389,432,995	559,482,645
Liabilities:
Payables:
Capital shares redeemed	281,149	1,018,853	1,138,104
Management fees	79,381	166,072	229,597
Distribution fees	12,795	57,075	95,633
Transfer agent fees	13,057	30,627	42,702
Distributions to shareholders	54,420	92,093	316,581
Professional fees	32,639	34,155	35,012
Accrued expenses and other liabilities	13,482	23,887	29,287
Total liabilities	486,923	1,422,762	1,886,916
Net assets, at value	$165,889,241	$388,010,233	$557,595,729
Net assets consist of:
Paid-in capital	$166,056,629	$391,799,079	$572,215,591
Undistributed net investment income	272,755	963,080	1,119,111
Net unrealized appreciation (depreciation)	3,022,082	9,065,742	(735,785)
Accumulated net realized gain (loss)	(3,462,225)	(13,817,668)	(15,003,188)
Net assets, at value	$165,889,241	$388,010,233	$557,595,729

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Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$165,889,241	$321,748,391	$407,060,530
Shares outstanding	14,912,298	28,583,051	36,356,645
Net asset value per share[a]	$11.12	$11.26	$11.20
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.61	$11.76	$11.70
Class C:
Net assets, at value		$66,261,842	$130,550,011
Shares outstanding		5,806,638	11,463,016
Net asset value and maximum offering price per share[a]		$11.41	$11.39
Advisor Class:
Net assets, at value			$19,985,188
Shares outstanding			1,784,062
Net asset value and maximum offering price per share			$11.20

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

154 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,072,940,762	$1,118,968,515	$702,178,974
Value	$1,077,090,167	$1,126,539,009	$713,002,170
Cash	11,010,259	1,966,054	265,026
Receivables:
Investment securities sold	—	5,419,664	—
Capital shares sold	1,251,341	414,356	553,916
Interest	13,436,366	14,484,954	8,766,326
Other assets	776	811	520
Total assets	1,102,788,909	1,148,824,848	722,587,958
Liabilities:
Payables:
Capital shares redeemed	2,792,939	3,334,633	2,508,134
Management fees	432,089	449,481	290,138
Distribution fees	150,099	179,149	102,537
Transfer agent fees	82,733	91,322	57,259
Distributions to shareholders	472,748	591,612	347,980
Professional fees	38,287	38,798	36,561
Accrued expenses and other liabilities	52,205	55,006	39,375
Total liabilities	4,021,100	4,740,001	3,381,984
Net assets, at value	$1,098,767,809	$1,144,084,847	$719,205,974
Net assets consist of:
Paid-in capital	$1,114,063,713	$1,162,753,072	$728,906,258
Undistributed net investment income	1,293,657	2,632,259	1,195,929
Net unrealized appreciation (depreciation)	4,149,405	7,570,494	10,823,196
Accumulated net realized gain (loss)	(20,738,966)	(28,870,978)	(21,719,409)
Net assets, at value	$1,098,767,809	$1,144,084,847	$719,205,974

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Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$889,701,580	$851,504,455	$562,670,675
Shares outstanding	74,911,718	71,265,516	49,290,153
Net asset value per share[a]	$11.88	$11.95	$11.42
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.41	$12.48	$11.93
Class C:
Net assets, at value	$166,226,154	$229,369,481	$118,952,833
Shares outstanding	13,876,336	18,930,491	10,273,658
Net asset value and maximum offering price per share[a]	$11.98	$12.12	$11.58
Advisor Class:
Net assets, at value	$42,840,075	$63,210,911	$37,582,466
Shares outstanding	3,605,779	5,290,750	3,291,289
Net asset value and maximum offering price per share	$11.88	$11.95	$11.42

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

156 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations
for the year ended February 28, 2014

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$13,489,204	$45,885,666	$25,660,434
Expenses:
Management fees (Note 3a)	1,565,879	4,535,991	2,795,093
Distribution fees: (Note 3c)
Class A	237,696	857,511	439,023
Class C	371,708	703,768	864,569
Transfer agent fees: (Note 3e)
Class A	95,287	300,256	197,384
Class C	23,007	37,999	60,041
Custodian fees	2,249	7,220	4,352
Reports to shareholders	19,615	46,413	31,005
Registration and filing fees	13,880	22,818	24,979
Professional fees	48,343	40,370	36,807
Trustees’ fees and expenses	1,497	4,977	2,912
Other	32,411	60,996	54,660
Total expenses	2,411,572	6,618,319	4,510,825
Net investment income	11,077,632	39,267,347	21,149,609
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(2,946,640)	(19,840,274)	(4,592,835)
Net change in unrealized appreciation (depreciation) on investments	(18,131,236)	(67,227,918)	(37,900,375)
Net realized and unrealized gain (loss)	(21,077,876)	(87,068,192)	(42,493,210)
Net increase (decrease) in net assets resulting from operations	$(10,000,244)	$(47,800,845)	$(21,343,601)

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Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended February 28, 2014

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$8,807,515	$20,579,355	$27,376,650
Expenses:
Management fees (Note 3a)	1,076,840	2,244,310	3,102,616
Distribution fees: (Note 3c)
Class A	193,148	367,685	460,292
Class C	—	530,601	985,880
Transfer agent fees: (Note 3e)
Class A	85,885	159,176	187,489
Class C	—	35,502	61,897
Advisor Class	—	—	12,177
Custodian fees	1,462	3,215	4,790
Reports to shareholders	15,886	28,364	36,064
Registration and filing fees	8,715	17,798	24,147
Professional fees	33,996	35,693	37,641
Trustees’ fees and expenses	979	2,313	3,284
Other	30,447	46,512	49,827
Total expenses	1,447,358	3,471,169	4,966,104
Net investment income	7,360,157	17,108,186	22,410,546
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(2,708,976)	(11,779,811)	(12,419,592)
Net change in unrealized appreciation (depreciation) on investments	(11,700,485)	(24,941,368)	(39,139,035)
Net realized and unrealized gain (loss)	(14,409,461)	(36,721,179)	(51,558,627)
Net increase (decrease) in net assets resulting from operations	$(7,049,304)	$(19,612,993)	$(29,148,081)

158 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended February 28, 2014

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$55,903,269	$59,382,018	$36,881,563
Expenses:
Management fees (Note 3a)	5,863,209	6,214,988	3,988,888
Distribution fees: (Note 3c)
Class A	1,003,899	992,495	661,381
Class C	1,249,531	1,814,348	923,144
Transfer agent fees: (Note 3e)
Class A	440,742	416,468	283,997
Class C	84,527	117,470	61,067
Advisor Class	29,961	32,258	16,316
Custodian fees	9,411	9,978	6,348
Reports to shareholders	75,397	76,947	49,660
Registration and filing fees	39,201	41,911	31,083
Professional fees	43,168	43,916	40,599
Trustees’ fees and expenses	6,471	6,921	4,325
Other	73,513	77,071	57,586
Total expenses	8,919,030	9,844,771	6,124,394
Net investment income	46,984,239	49,537,247	30,757,169
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(19,496,104)	(25,955,236)	(18,266,509)
Net change in unrealized appreciation (depreciation) on investments	(86,557,670)	(99,611,991)	(51,484,253)
Net realized and unrealized gain (loss)	(106,053,774)	(125,567,227)	(69,750,762)
Net increase (decrease) in net assets resulting from operations	$(59,069,535)	$(76,029,980)	$(38,993,593)

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Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$11,077,632	$11,613,119	$39,267,347	$45,139,219
Net realized gain (loss) from investments	(2,946,640)	406,273	(19,840,274)	7,343,362
Net change in unrealized appreciation (depreciation)
on investments	(18,131,236)	5,024,012	(67,227,918)	5,244,085
Net increase (decrease) in net assets resulting
from operations	(10,000,244)	17,043,404	(47,800,845)	57,726,666
Distributions to shareholders from:
Net investment income:
Class A	(8,991,815)	(9,613,750)	(33,520,766)	(40,019,581)
Class B	—	—	—	(76,153)
Class C	(1,821,929)	(1,829,432)	(3,551,370)	(4,068,509)
Net realized gains:
Class A	(19,746)	(241,971)	(2,181,252)	(4,909,452)
Class B	—	—	—	(4,135)
Class C	(4,865)	(57,288)	(277,295)	(608,850)
Total distributions to shareholders	(10,838,355)	(11,742,441)	(39,530,683)	(49,686,680)
Capital share transactions: (Note 2)
Class A	(35,310,227)	11,768,868	(208,087,591)	(6,140,960)
Class B	—	—	(220,545)	(4,028,017)
Class C	(11,558,248)	10,359,720	(32,589,173)	15,267,404
Total capital share transactions	(46,868,475)	22,128,588	(240,897,309)	5,098,427
Net increase (decrease) in net assets	(67,707,074)	27,429,551	(328,228,837)	13,138,413
Net assets:
Beginning of year	336,473,140	309,043,589	1,156,042,477	1,142,904,064
End of year	$268,766,066	$336,473,140	$827,813,640	$1,156,042,477
Undistributed net investment income included in
net assets:
End of year	$379,705	$123,216	$2,791,789	$621,642

160 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$21,149,609	$20,919,834	$7,360,157	$7,494,936
Net realized gain (loss) from investments	(4,592,835)	365,230	(2,708,976)	92,747
Net change in unrealized appreciation (depreciation)
on investments	(37,900,375)	13,637,136	(11,700,485)	4,048,979
Net increase (decrease) in net assets resulting
from operations	(21,343,601)	34,922,200	(7,049,304)	11,636,662
Distributions to shareholders from:
Net investment income:
Class A	(16,540,000)	(16,097,424)	(7,118,111)	(7,498,666)
Class C	(4,201,491)	(4,221,269)	—	—
Total distributions to shareholders	(20,741,491)	(20,318,693)	(7,118,111)	(7,498,666)
Capital share transactions: (Note 2)
Class A	(74,458,025)	61,828,536	(38,712,538)	24,400,696
Class C	(37,616,499)	27,489,757	—	—
Total capital share transactions	(112,074,524)	89,318,293	(38,712,538)	24,400,696
Net increase (decrease) in net assets	(154,159,616)	103,921,800	(52,879,953)	28,538,692
Net assets:
Beginning of year	658,529,304	554,607,504	218,769,194	190,230,502
End of year	$504,369,688	$658,529,304	$165,889,241	$218,769,194
Undistributed net investment income included in
net assets:
End of year	$743,248	$336,430	$272,755	$30,199

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Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$17,108,186	$17,606,766	$22,410,546	$24,401,025
Net realized gain (loss) from investments	(11,779,811)	379,063	(12,419,592)	1,744,132
Net change in unrealized appreciation (depreciation)
on investments	(24,941,368)	6,132,715	(39,139,035)	3,618,461
Net increase (decrease) in net assets resulting
from operations	(19,612,993)	24,118,544	(29,148,081)	29,763,618
Distributions to shareholders from:
Net investment income:
Class A	(13,711,607)	(14,690,226)	(16,072,452)	(18,849,711)
Class C	(2,546,831)	(2,672,919)	(4,373,565)	(4,952,895)
Advisor Class	—	—	(1,048,780)	(952,083)
Total distributions to shareholders	(16,258,438)	(17,363,145)	(21,494,797)	(24,754,689)
Capital share transactions: (Note 2)
Class A	(81,677,834)	43,644,249	(95,352,529)	26,648,813
Class C	(27,399,586)	21,024,677	(34,962,476)	20,507,243
Advisor Class	—	—	(7,734,369)	11,524,993
Total capital share transactions	(109,077,420)	64,668,926	(138,049,374)	58,681,049
Net increase (decrease) in net assets	(144,948,851)	71,424,325	(188,692,252)	63,689,978
Net assets:
Beginning of year	532,959,084	461,534,759	746,287,981	682,598,003
End of year	$388,010,233	$532,959,084	$557,595,729	$746,287,981
Undistributed net investment income included in
net assets:
End of year	$963,080	$113,332	$1,119,111	$236,884

162 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$46,984,239	$48,968,179	$49,537,247	$50,790,855
Net realized gain (loss) from investments	(19,496,104)	1,945,224	(25,955,236)	746,978
Net change in unrealized appreciation
(depreciation) on investments	(86,557,670)	14,945,910	(99,611,991)	18,325,575
Net increase (decrease) in net assets
resulting from operations	(59,069,535)	65,859,313	(76,029,980)	69,863,408
Distributions to shareholders from:
Net investment income:
Class A	(37,129,029)	(39,448,934)	(35,876,622)	(38,749,861)
Class C	(5,990,295)	(5,950,810)	(8,399,064)	(8,932,000)
Advisor Class	(2,505,322)	(2,986,066)	(2,836,411)	(2,784,070)
Total distributions to shareholders	(45,624,646)	(48,385,810)	(47,112,097)	(50,465,931)
Capital share transactions: (Note 2)
Class A	(191,322,678)	121,701,067	(227,135,329)	108,332,262
Class C	(38,172,043)	43,429,540	(79,767,549)	50,863,331
Advisor Class	(39,887,579)	20,950,270	(19,137,364)	25,329,034
Total capital share transactions	(269,382,300)	186,080,877	(326,040,242)	184,524,627
Net increase (decrease) in net assets	(374,076,481)	203,554,380	(449,182,319)	203,922,104
Net assets:
Beginning of year	1,472,844,290	1,269,289,910	1,593,267,166	1,389,345,062
End of year	$1,098,767,809	$1,472,844,290	$1,144,084,847	$1,593,267,166
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of year	$1,293,657	$(36,151)	$2,632,259	$219,082

Annual Report | The accompanying notes are an integral part of these financial statements. | 163

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Virginia
	Tax-Free Income Fund
	Year Ended February 28,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$30,757,169	$32,687,550
Net realized gain (loss) from investments	(18,266,509)	569,737
Net change in unrealized appreciation (depreciation) on investments	(51,484,253)	10,771,713
Net increase (decrease) in net assets resulting from operations	(38,993,593)	44,029,000
Distributions to shareholders from:
Net investment income:
Class A	(23,854,742)	(26,772,071)
Class C	(4,263,895)	(4,722,450)
Advisor Class	(1,428,618)	(1,341,622)
Total distributions to shareholders	(29,547,255)	(32,836,143)
Capital share transactions: (Note 2)
Class A	(162,656,488)	64,677,797
Class C	(41,230,250)	26,784,807
Advisor Class	(1,220,279)	11,003,992
Total capital share transactions	(205,107,017)	102,466,596
Net increase (decrease) in net assets	(273,647,865)	113,659,453
Net assets:
Beginning of year	992,853,839	879,194,386
End of year	$719,205,974	$992,853,839
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$1,195,929	$(13,940)

164 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A	Class A & Class C
Franklin Kentucky Tax-Free Income Fund	Franklin Alabama Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund

Class A, Class C & Advisor Class
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves,

Annual Report | 165

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a Delayed Delivery Basis

Certain funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial

166 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Income Taxes (continued)

statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

Annual Report | 167

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	1,482,199	$16,838,639	3,306,053	$37,118,374
Shares issued in reinvestment of
distributions	679,332	7,639,313	2,356,189	26,303,464
Shares redeemed	(5,329,566)	(59,788,179)	(24,406,789)	(271,509,429)
Net increase (decrease)	(3,168,035)	$(35,310,227)	(18,744,547)	$(208,087,591)
Year ended February 28, 2013
Shares sold	2,828,652	$33,553,835	7,823,203	$93,600,648
Shares issued in reinvestment of
distributions	673,613	7,994,003	2,776,373	33,182,971
Shares redeemed	(2,506,058)	(29,778,970)	(11,107,794)	(132,924,579)
Net increase (decrease)	996,207	$11,768,868	(508,218)	$(6,140,960)

168 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(18,259)	$(220,545)
Year ended February 28, 2013
Shares sold			9,413	$113,837
Shares issued in reinvestment of
distributions			5,752	69,203
Shares redeemed			(348,976)	(4,211,057)
Net increase (decrease)			(333,811)	$(4,028,017)
Class C Shares:
Year ended February 28, 2014
Shares sold	471,363	$5,463,376	750,275	$8,660,027
Shares issued in reinvestment of
distributions	120,181	1,366,811	278,539	3,165,175
Shares redeemed	(1,631,621)	(18,388,435)	(3,925,348)	(44,414,375)
Net increase (decrease)	(1,040,077)	$(11,558,248)	(2,896,534)	$(32,589,173)
Year ended February 28, 2013
Shares sold	1,326,641	$15,913,007	2,357,200	$28,692,902
Shares issued in reinvestment of
distributions	111,614	1,339,069	316,022	3,841,789
Shares redeemed	(575,000)	(6,892,356)	(1,417,401)	(17,267,287)
Net increase (decrease)	863,255	$10,359,720	1,255,821	$15,267,404
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	5,453,725	$66,088,682	1,503,180	$17,148,151
Shares issued in reinvestment of
distributions	1,161,778	14,007,558	569,264	6,378,705
Shares redeemed	(12,913,170)	(154,554,265)	(5,600,511)	(62,239,394)
Net increase (decrease)	(6,297,667)	$(74,458,025)	(3,528,067)	$(38,712,538)
Year ended February 28, 2013
Shares sold	8,526,507	$108,495,130	3,632,919	$42,879,716
Shares issued in reinvestment of
distributions	1,066,519	13,562,073	536,022	6,325,432
Shares redeemed	(4,737,286)	(60,228,667)	(2,098,607)	(24,804,452)
Net increase (decrease)	4,855,740	$61,828,536	2,070,334	$24,400,696

Annual Report | 169

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Georgia
	Tax-Free Income Fund
	Shares	Amount
Class C Shares:
Year ended February 28, 2014
Shares sold	1,244,186	$15,501,916
Shares issued in reinvestment of
distributions	291,633	3,564,656
Shares redeemed	(4,668,428)	(56,683,071)
Net increase (decrease)	(3,132,609)	$(37,616,499)
Year ended February 28, 2013
Shares sold	3,117,612	$40,132,810
Shares issued in reinvestment of
distributions	277,416	3,571,219
Shares redeemed	(1,259,291)	(16,214,272)
Net increase (decrease)	2,135,737	$27,489,757

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	3,279,977	$37,623,531	3,219,635	$36,651,592
Shares issued in reinvestment of
distributions	1,119,821	12,703,730	1,176,002	13,246,010
Shares redeemed	(11,730,537)	(132,005,095)	(12,962,978)	(145,250,131)
Net increase (decrease)	(7,330,739)	$(81,677,834)	(8,567,341)	$(95,352,529)
Year ended February 28, 2013
Shares sold	7,546,541	$90,543,306	6,658,559	$79,870,783
Shares issued in reinvestment of
distributions	1,115,610	13,382,003	1,319,215	15,808,334
Shares redeemed	(5,030,280)	(60,281,060)	(5,760,002)	(69,030,304)
Net increase (decrease)	3,631,871	$43,644,249	2,217,772	$26,648,813
Class C Shares:
Year ended February 28, 2014
Shares sold	673,976	$7,902,716	906,466	$10,543,615
Shares issued in reinvestment of
distributions	204,595	2,353,474	325,574	3,728,316
Shares redeemed	(3,296,251)	(37,655,776)	(4,336,546)	(49,234,407)
Net increase (decrease)	(2,417,680)	$(27,399,586)	(3,104,506)	$(34,962,476)
Year ended February 28, 2013
Shares sold	2,253,888	$27,402,094	2,849,115	$34,727,349
Shares issued in reinvestment of
distributions	196,158	2,384,281	347,248	4,229,074
Shares redeemed	(720,807)	(8,761,698)	(1,514,123)	(18,449,180)
Net increase (decrease)	1,729,239	$21,024,677	1,682,240	$20,507,243

170 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

			Franklin Maryland
			Tax-Free Income Fund
			Shares	Amount
Advisor Class Shares:
Year ended February 28, 2014
Shares sold			1,117,999	$12,895,251
Shares issued in reinvestment of distributions			45,533	513,914
Shares redeemed			(1,913,019)	(21,143,534)
Net increase (decrease)			(749,487)	$(7,734,369)
Year ended February 28, 2013
Shares sold			1,330,479	$15,947,149
Shares issued in reinvestment of distributions			34,003	408,366
Shares redeemed			(402,833)	(4,830,522)
Net increase (decrease)			961,649	$11,524,993

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	7,003,327	$84,735,207	6,925,642	$84,525,706
Shares issued in reinvestment of
distributions	2,728,507	32,737,442	2,516,133	30,472,186
Shares redeemed	(25,890,384)	(308,795,327)	(28,364,312)	(342,133,221)
Net increase (decrease)	(16,158,550)	$(191,322,678)	(18,922,537)	$(227,135,329)
Year ended February 28, 2013
Shares sold	17,026,414	$216,405,499	16,576,786	$214,155,442
Shares issued in reinvestment of
distributions	2,673,289	34,004,155	2,564,087	33,112,517
Shares redeemed	(10,118,884)	(128,708,587)	(10,745,498)	(138,935,697)
Net increase (decrease)	9,580,819	$121,701,067	8,395,375	$108,332,262
Class C Shares:
Year ended February 28, 2014
Shares sold	2,001,437	$24,777,626	1,780,825	$22,267,850
Shares issued in reinvestment of
distributions	436,433	5,279,296	565,287	6,939,932
Shares redeemed	(5,676,690)	(68,228,965)	(8,931,764)	(108,975,331)
Net increase (decrease)	(3,238,820)	$(38,172,043)	(6,585,652)	$(79,767,549)
Year ended February 28, 2013
Shares sold	4,668,771	$59,846,753	6,222,978	$81,410,926
Shares issued in reinvestment of
distributions	402,945	5,168,218	555,952	7,274,940
Shares redeemed	(1,682,537)	(21,585,431)	(2,890,825)	(37,822,535)
Net increase (decrease)	3,389,179	$43,429,540	3,888,105	$50,863,331

Annual Report | 171

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	1,073,166	$13,013,595	2,633,684	$31,936,880
Shares issued in reinvestment of
distributions	123,868	1,495,437	180,476	2,186,581
Shares redeemed	(4,584,395)	(54,396,611)	(4,445,864)	(53,260,825)
Net increase (decrease)	(3,387,361)	$(39,887,579)	(1,631,704)	$(19,137,364)
Year ended February 28, 2013
Shares sold	2,508,885	$31,910,010	2,883,237	$37,258,202
Shares issued in reinvestment of
distributions	155,160	1,975,410	159,044	2,055,142
Shares redeemed	(1,013,801)	(12,935,150)	(1,079,064)	(13,984,310)
Net increase (decrease)	1,650,244	$20,950,270	1,963,217	$25,329,034

			Franklin Virginia
			Tax-Free Income Fund
			Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold			4,402,667	$51,348,448
Shares issued in reinvestment of distributions			1,758,488	20,249,632
Shares redeemed			(20,475,079)	(234,254,568)
Net increase (decrease)			(14,313,924)	$(162,656,488)
Year ended February 28, 2013
Shares sold			10,167,337	$124,228,580
Shares issued in reinvestment of distributions			1,889,654	23,083,370
Shares redeemed			(6,764,788)	(82,634,153)
Net increase (decrease)			5,292,203	$64,677,797
Class C Shares:
Year ended February 28, 2014
Shares sold			1,128,097	$13,264,571
Shares issued in reinvestment of distributions			317,903	3,712,682
Shares redeemed			(5,017,378)	(58,207,503)
Net increase (decrease)			(3,571,378)	$(41,230,250)
Year ended February 28, 2013
Shares sold			3,323,187	$41,155,790
Shares issued in reinvestment of distributions			338,905	4,196,243
Shares redeemed			(1,497,651)	(18,567,226)
Net increase (decrease)			2,164,441	$26,784,807

172 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Virginia
	Tax-Free Income Fund
	Shares	Amount
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	1,785,416	$20,244,533
Shares issued in reinvestment of distributions	94,571	1,086,930
Shares redeemed	(1,982,918)	(22,551,742)
Net increase (decrease)	(102,931)	$(1,220,279)
Year ended February 28, 2013
Shares sold	1,298,876	$15,865,866
Shares issued in reinvestment of distributions	79,523	972,119
Shares redeemed	(476,273)	(5,833,993)
Net increase (decrease)	902,126	$11,003,992

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin	Franklin	Franklin	Franklin
		Alabama	Florida	Georgia	Kentucky
		Tax-Free	Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A		0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class C		0.65%	0.65%	0.65%	—

	Franklin	Franklin	Franklin	Franklin	Franklin
	Louisiana	Maryland	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%	0.65%

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$45,235	$74,618	$91,035
CDSC retained	$31,581	$37,677	$31,478

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$44,075	$91,281	$67,217
CDSC retained	$3,064	$35,020	$37,415

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$234,808	$167,602	$106,067
CDSC retained	$64,304	$62,102	$35,968

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees (continued)

For the year ended February 28, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Transfer agent fees	$44,092	$144,718	$89,087

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Transfer agent fees	$28,639	$60,284	$109,541

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Transfer agent fees	$197,485	$188,456	$150,111

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2014, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2015	$—	$—	$125,659
2016	—	—	414,407
2017	—	—	2,923,290
Capital loss carryforwards not subject to expiration:
Short term	1,159,119	9,506,356	2,551,572
Long term	1,900,517	10,002,410	3,059,993
Total capital loss carryforwards	$3,059,636	$19,508,766	$9,074,921

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2016	$107,105	$—	$—
2017	417,325	42,728	1,038,820
2018	—	782,096	205,848
Capital loss carryforwards not subject to expiration:
Short term	1,844,166	8,918,092	8,160,169
Long term	1,093,629	4,074,752	5,598,351
Total capital loss carryforwards	$3,462,225	$13,817,668	$15,003,188

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2016	$384,082	$—	$—
2018	760,455	16,085	1,530,757
2019	835	—	—
Capital loss carryforwards not subject to expiration:
Short term	7,301,123	21,581,256	12,539,339
Long term	11,788,704	7,005,441	7,649,313
Total capital loss carryforwards	$20,235,199	$28,602,782	$21,719,409

On February 28, 2014, the Franklin Georgia Tax-Free Income Fund and Franklin Kentucky Tax-Free Income Fund had expired capital loss carryforwards of $51,012 and $65,408, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended February 28, 2014 and 2013, was as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from:
Tax exempt income	$10,816,183	$11,443,182	$37,080,732	$44,164,243
Ordinary income	—	74,444	—	—
Long term capital gain	22,172	224,815	2,449,951	5,522,437
	$10,838,355	$11,742,441	$39,530,683	$49,686,680

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from tax exempt
income	$20,741,491	$20,318,693	$7,118,111	$7,498,666

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from tax exempt
income	$16,258,438	$17,363,145	$21,494,797	$24,754,689

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from tax exempt
income	$45,624,646	$48,385,810	$47,112,097	$50,465,931

	Franklin Virginia
	Tax-Free Income Fund
	2014	2013
Distributions paid from tax exempt
income	$29,547,255	$32,836,143

At February 28, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$263,705,075	$803,632,739	$486,757,246

Unrealized appreciation	$9,096,604	$45,720,018	$24,614,110
Unrealized depreciation	(6,553,445)	(32,243,353)	(11,639,812)
Net unrealized appreciation (depreciation)	$2,543,159	$13,476,665	$12,974,298

Distributable earnings – undistributed tax exempt
income	$479,310	$3,429,679	$843,701

178 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$159,913,442	$371,049,819	$543,951,091

Unrealized appreciation	$7,269,447	$18,289,088	$15,771,967
Unrealized depreciation	(4,244,980)	(9,190,996)	(16,449,420)
Net unrealized appreciation (depreciation)	$3,024,467	$9,098,092	$(677,453)

Distributable earnings – undistributed tax exempt
income	$324,792	$1,022,820	$1,377,362

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$1,073,275,018	$1,119,086,415	$702,125,494

Unrealized appreciation	$40,153,252	$43,725,380	$28,475,789
Unrealized depreciation	(36,338,103)	(36,272,786)	(17,599,113)
Net unrealized appreciation (depreciation)	$3,815,149	$7,452,594	$10,876,676

Distributable earnings – undistributed tax exempt
income	$1,596,898	$3,073,575	$1,490,428

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2014, were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$41,701,249	$69,083,048	$33,011,376
Sales	$76,215,477	$244,608,637	$123,622,300

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$19,821,697	$75,260,435	$76,862,862
Sales	$50,197,944	$186,284,114	$225,766,506

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS (continued)

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$130,393,383	$90,394,211	$96,489,056
Sales	$354,748,632	$365,435,132	$299,505,707

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories and the District of Columbia. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended February 28, 2014, the Funds did not use the Global Credit Facility.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2014, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

ABBREVIATIONS

Selected Portfolio

ACES	- Adjustable Convertible Exempt Security	HDA	-HousingDevelopment Authority/Agency
AGMC	- Assured Guaranty Municipal Corp.	HFA	-HousingFinance Authority/Agency
AMBAC	- American Municipal Bond Assurance Corp.	HFAR	-HousingFinance Authority Revenue
BAN	-BondAnticipation Note	IDA	-IndustrialDevelopment Authority/Agency
BHAC	- Berkshire Hathaway Assurance Corp.	IDAR	-IndustrialDevelopment Authority Revenue
CDA	- Community Development Authority/Agency	IDB	-IndustrialDevelopment Bond/Board
CDD	- Community Development District	IDBR	-IndustrialDevelopment Board Revenue
CDR	- Community Development Revenue	MBS	- Mortgage-Backed Security
CIFG	- CDC IXIS Financial Guaranty	MFHR	-Multi-FamilyHousing Revenue
COP	- Certificate of Participation	MFMR	-Multi-FamilyMortgage Revenue
CRDA	- Community Redevelopment Authority/Agency	MFR	-Multi-FamilyRevenue
EDA	- Economic Development Authority	NATL	- National Public Financial Guarantee Corp.
EDC	- Economic Development Corp.	NATL RE	- National Public Financial Guarantee Corp. Reinsured
EDR	- Economic Development Revenue	PBA	-PublicBuilding Authority
ETM	- Escrow to Maturity	PCFA	- Pollution Control Financing Authority
FGIC	-FinancialGuaranty Insurance Co.	PCR	- Pollution Control Revenue
FHA	- Federal Housing Authority/Agency	PFAR	-PublicFinancing Authority Revenue
FICO	-FinancingCorp.	RAN	- Revenue Anticipation Note
FSA	-FinancialSecurity Assurance Inc.	SFM	-SingleFamily Mortgage
GARB	-GeneralAirport Revenue Bond	SFMR	-SingleFamily Mortgage Revenue
GNMA	- Government National Mortgage Association	XLCA	- XL Capital Assurance
GO	-GeneralObligation

182 | Annual Report

Franklin Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 17, 2014

Annual Report | 183

Franklin Tax-Free Trust

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2014. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2015, shareholders will be notified of amounts for use in preparing their 2014 income tax returns.

Under Section 852(b)(3)(C) of the Code, the funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended February 28, 2014:

Franklin	Franklin
Alabama	Florida
Tax-Free	Tax-Free
Income Fund	Income Fund
$22,172	$2,449,951

184 | Annual Report

Franklin Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1984	140	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manu-
				facture and distribution of titanium),
				Canadian National Railway (railroad)
				and White Mountains Insurance
				Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Annual Report | 185

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2005	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	140	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
				(2010-2012) and Graham Holdings
				Company (formerly, The Washington
				Post Company) (education and media
				organization).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	113	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since
2008

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	150	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

186 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since June 2013

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Annual Report | 187

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

188 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes cat least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.

Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 189

Franklin Tax-Free Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund-complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

190 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance, or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2013, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. The Lipper report showed the income return for each Fund to be above the median of its Lipper performance universe for 2013, as well as for the previous three-, five- and 10-year periods on an annualized basis, with most being in the highest or second-highest performing quintile during all such periods. The Lipper report showed the total returns of a majority of the Funds to be below the medians of their respective Lipper performance universes in 2013, but on an annualized basis, the total returns of all the Funds were at or above the medians of their Lipper performance universes for the 10-year period, with the majority being at or above the middle performing quintiles of their respective performance

Annual Report | 191

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

universes for the previous three- and five-year periods as well. The Board was satisfied with the overall performance of these Funds, noting their income oriented objective.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the medians of their respective Lipper expense groups, with the exception of Franklin Kentucky Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund. The contractual investment management fee rate of each such Fund, however, was within two basis points of its respective Lipper expense group median. The Lipper reports further showed that the actual total expense ratios for all Funds were below the medians of their respective Lipper expense groups, with each being in the least expensive quintile of such group. Based on the above, the Board was satisfied with the investment management fee and total expense ratio of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered

192 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase and pointed out the favorable contractual management fee and total expense comparisons for each Fund within its Lipper expense group as discussed under “Comparative Expenses.” The Board observed that at December 31, 2013, none of these Funds had assets in excess of $8 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each such Fund provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 193

Franklin Tax-Free Trust

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

TF2 A 04/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $823,994 for the fiscal year ended February 28, 2014 and $872,267 for the fiscal year ended February 28, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended February 28, 2014 and $4,600 for the fiscal year ended February 28, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2014 and $12,167 for the fiscal year ended February 28, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended February 28, 2014 and $140,283 for the fiscal year ended February 28, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,124 for the fiscal year ended February 28, 2014 and $157,050 for the fiscal year ended February 28, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 25, 2014

By  /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 25, 2014